                                                               EXHIBIT 10.21

                             300 CONSTITUTION DRIVE
                                  OFFICE LEASE

                          TYCO ELECTRONICS CORPORATION

                                    Landlord

                                       and

                         INTERWAVE COMMUNICATIONS, INC.,

                                     Tenant

                             300 CONSTITUTION DRIVE
                                  OFFICE LEASE
                             BASIC LEASE INFORMATION


Date:                                                  November 24, 1999

Landlord:                                              Tyco Electronics Corporation,
                                                       a Pennsylvania corporation

Tenant:                                                interWave Communications, Inc.,
                                                       a Delaware corporation

Building:                                              Building I
                                                       300 Constitution Drive
                                                       Menlo Park, California 94025

Premises:                                              Portion of first floor and entire second floor
                                                       as shown on Exhibit A

Area of Premises:                                      55,969 square feet

Scheduled Commencement Date:                           December 15, 1999

Lease Term:                                            Five (5) years, one and one-half (1 1/2)
                                                       months

Option to Extend:                                      Option to extend for five (5) years
                                                       (subject to Landlord's rights under
                                                       Section 18.2)

Initial Monthly Base Rent:                             $ 169,026.38

Advance Rental Payment:                                $ 169,026.38 as Base Rent for March 2000

Tenant's Share                                         See Sections 4.2 and 4.5

Base Tax Amount:                                       $ 0.11 per square foot, per month
                                                       $ 6,175.19 total, per month

Base Insurance Amount:                                 $ 0.01 per square foot, per month
                                                       $ 500.27 total, per month

                                       1



Utility Allowance:                                     $ 0.17 per square foot, per month
                                                       $ 9,473.80 total, per month

Use:                                                   General office, engineering, engineering
                                                       labs, software and hardware development
                                                       and all other legally-permitted related
                                                       uses

Security, Deposit:                                     $676,100 Letter of Credit

Guarantor:                                             None

Tenant's Address prior to Occupancy                    656 Bair Island Road
of Premises                                            Redwood City, CA 94063

Tenant's Address for Notices                           interWave Communications, Inc.
                                                       300 Constitution Drive, Building I
                                                       Menlo Park, California 94025

Landlord's Address for Notices                         Attention: Property Manager
                                                       300 Constitution Drive, Building I
                                                       Menlo Park, California 94025

Landlord's Broker                                      Cornish & Carey Commercial

Tenant's Broker                                        Cornish & Carey Commercial


The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the terms set forth above shall be deemed to include the respective information set forth above opposite such term and shall also be construed to incorporate all of the terms provided under the particular provision of this Lease pertaining to such term and information. In the event of any conflict between any provisions of the Basic Lease Information and provisions of this Lease, the Lease shall prevail and control.

                             300 CONSTITUTION DRIVE
                                  OFFICE LEASE

                                TABLE OF CONTENTS

                                                                                                                PAGE
ARTICLE 1 - PREMISES...............................................................................................1

         SECTION 1.1.           PREMISES...........................................................................1

         SECTION 1.2.           AREA OF PREMISES...................................................................1

         SECTION 1.3.           COMMON AREA........................................................................1

         SECTION 1.4.           CONDITION OF PREMISES..............................................................2

ARTICLE 2 - TERM AND POSSESSION ...................................................................................3

         SECTION 2.1.           TERM...............................................................................3

         SECTION 2.2.           IMPROVEMENTS.......................................................................4

ARTICLE 3 - RENT ..................................................................................................4

         SECTION 3.1.           BASE RENT..........................................................................4

         SECTION 3.2.           PAYMENT............................................................................4

         SECTION 3.3.           PARTIAL MONTHS.....................................................................4

ARTICLE 4 - TAX, INSURANCE ADJUSTMENT .............................................................................5

         SECTION 4.1.           EXCESS TAXES.......................................................................5

         SECTION 4.2.           TAXES..............................................................................5

         SECTION 4.3.           ADDITIONAL TAXES...................................................................6

         SECTION 4.4.           EXCESS INSURANCE COSTS.............................................................7

         SECTION 4.5.           INSURANCE COSTS....................................................................7

ARTICLE 5 - INTENTIONALLY OMITTED .................................................................................8

ARTICLE 6 - USE ...................................................................................................8

         SECTION 6.1.           GENERAL............................................................................8

                                       i



                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                                PAGE
         SECTION 6.2.          NUISANCE OR WASTE...................................................................8

         SECTION 6.3.          COMPLIANCE WITH LAW.................................................................8

         SECTION 6.4.          HAZARDOUS MATERIALS.................................................................9

         SECTION 6.5.          EXISTING CONDITION.................................................................10

         SECTION 6.6.          RULES AND REGULATIONS..............................................................10

         SECTION 6.7.          COMMON AREA PROVISIONS.............................................................11

ARTICLE 7 - SERVICES AND UTILITIES................................................................................11

         SECTION 7.1.          GENERAL............................................................................11

         SECTION 7.2.          UTILITY SERVICES...................................................................13

         SECTION 7.3.          SUPPLEMENTARY SERVICES.............................................................13

         SECTION 7.4.          INTERRUPTION OF ACCESS, USE OR SERVICES............................................13

ARTICLE 8 - ALTERATIONS...........................................................................................14

         SECTION 8.1.          GENERAL............................................................................14

         SECTION 8.2.          NOTICES............................................................................16

         SECTION 8.3.          LABOR, OTHER RELATIONS.............................................................16

         SECTION 8.4.          CONSTRUCTION INDEMNITY.............................................................16

         SECTION 8.5.          LANDLORD ALTERATIONS...............................................................16

ARTICLE 9 - REPAIRS...............................................................................................17

         SECTION 9.1.          TENANT'S OBLIGATIONS...............................................................17

         SECTION 9.2.          LANDLORD'S OBLIGATIONS.............................................................17

         SECTION 9.3.          TENANT'S NEGLIGENCE................................................................17

ARTICLE 10 - ASSIGNMENT AND SUBLEASE .............................................................................17

                                       ii


                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                                PAGE
         SECTION 10.1.         GENERAL............................................................................17

         SECTION 10.2.         NOTICE AND PROCEDURE...............................................................18

         SECTION 10.3.         LANDLORD'S CONSENT.................................................................19

         SECTION 10.4.         CONDITIONS.........................................................................20

         SECTION 10.5.         LIMITATION ON REMEDIES.............................................................21

         SECTION 10.6.         CONTINUING LIABILITY OF TENANT.....................................................21

         SECTION 10.7.         BANKRUPTCY.........................................................................21

ARTICLE II - DESTRUCTION OR DAMAGE ...............................................................................22

         SECTION 11.1.         GENERAL............................................................................22

         SECTION 11.2.         INSURED CASUALTY...................................................................23

         SECTION 11.3.         UNINSURED CASUALTY.................................................................23

         SECTION 11.4.         TENANT'S ELECTION..................................................................23

         SECTION 11.5.         END OF TERM........................................................................24

         SECTION 11.6.         ABATEMENT OF RENTALS...............................................................24

         SECTION 11.7.         LIABILITY FOR PERSONAL PROPERTY....................................................24

         SECTION 11.8.         WAIVER OF CERTAIN REMEDIES.........................................................25

ARTICLE 12 - EMINENT DOMAIN.......................................................................................25

         SECTION 12.1.         TAKING OF PREMISES.................................................................25

         SECTION 12.2.         TEMPORARY TAKING...................................................................25

         SECTION 12.3.         ABATEMENT OF RENT..................................................................25

         SECTION 12.4.         CONDEMNATION AWARD.................................................................25

ARTICLE 13 - INSURANCE............................................................................................26

                                       iii


                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                                PAGE
         SECTION 13.1.         LIABILITY INSURANCE................................................................26

         SECTION 13.2.         TENANT'S PROPERTY INSURANCE........................................................26

         SECTION 13.3.         TENANT'S ADDITIONAL INSURANCE......................................................27

         SECTION 13.4.         INSURANCE CRITERIA.................................................................27

         SECTION 13.5.         EVIDENCE OF COVERAGE...............................................................27

         SECTION 13.6.         WAIVER OF SUBROGATION..............................................................27

ARTICLE 14 - WAIVER INDEMNITY.....................................................................................27

         SECTION 14.1.         WAIVER OF LIABILITY................................................................27

         SECTION 14.2.         TENANT'S INDEMNITY.................................................................28

ARTICLE 15 - DEFAULT..............................................................................................28

         SECTION 15.1.         EVENTS OF DEFAULT..................................................................28

         SECTION 15.2.         LANDLORD'S REMEDIES................................................................29

         SECTION 15.3.         LATE CHARGES; INTEREST.............................................................30

         SECTION 15 4.         LEASE CONTINUES UNTIL TERMINATION..................................................31

         SECTION 15.5.         RELETTING PREMISES.................................................................31

         SECTION 15.6.         CURE BY LANDLORD...................................................................31

         SECTION 15.7.         LANDLORD'S DEFAULT.................................................................31

         SECTION 15.8.         REMEDIES CUMULATIVE................................................................32

         SECTION 15.9.         SECURITY DEPOSIT...................................................................32

ARTICLE 16 - SUBORDINATION........................................................................................33

         SECTION 16.1.         SUBORDINATION OF LEASE.............................................................33

         SECTION 16.2.         SUBORDINATION OF DEED OF TRUST.....................................................34


                                       iv


                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                                PAGE
         SECTION 16.3.         APPROVAL BY MORTGAGEES..............................................................34

ARTICLE 17 - ENTRY BY LANDLORD ....................................................................................34

ARTICLE 18 - OPTION TO EXTEND TERM ................................................................................35

         SECTION 18.1.         OPTION..............................................................................35

         SECTION 18.2.         LANDLORD'S USE.....................................................................35

         SECTION 18.3.         FAIR MARKET RENTAL.................................................................36

ARTICLE 19 - MISCELLANEOUS........................................................................................37

         SECTION 19.1.         HOLDING OVER.......................................................................37

         SECTION 19.2.         LANDLORD'S INTEREST................................................................38

         SECTION 19.3.         QUIET ENJOYMENT....................................................................38

         SECTION 19.4.         LANDLORD'S LIABILITY...............................................................38

         SECTION 19.5.         NO MERGER..........................................................................38

         SECTION 19.6.         SURRENDER OF PREMISES..............................................................38

         SECTION 19.7.         ESTOPPEL CERTIFICATE...............................................................39

         SECTION 19.8.         NO LIGHT, AIR OR VIEW EASEMENT.....................................................39

         SECTION 19.9.         NOTICES............................................................................39

         SECTION 19.10.        SUCCESSORS.........................................................................40

         SECTION 19.11.        ATTORNEYS' FEES....................................................................40

         SECTION 19.12.        WAIVER.............................................................................40

         SECTION 19.13.        CAPTIONS...........................................................................40

         SECTION 19.14.        TIME OF ESSENCE....................................................................40

         SECTION 19.15.        INTEREST RATE......................................................................40

                                       v


                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                                PAGE
         SECTION 19.16.        GOVERNING LAW......................................................................40

         SECTION 19.17.        ENTIRE AGREEMENT...................................................................40

         SECTION 19.18.        INVALIDITY.........................................................................41

         SECTION 19.19.        AUTHORITY..........................................................................41

         SECTION 19.20.        NO OFFER...........................................................................41

         SECTION 19.21.        NO REPRESENTATIONS OR WARRANTIES...................................................41

         SECTION 19.22.        BROKERS............................................................................41

         SECTION 19.23.        AMENDMENTS.........................................................................42

         SECTION 19.24.        NAME...............................................................................42

         SECTION 19.25.        SIGNS, DIRECTORY...................................................................42

         SECTION 19.26.        PARKING............................................................................42

         SECTION 19.27.        BUILDING ACCESS....................................................................42

         SECTION 19.28.        LANDLORD...........................................................................42

         SECTION 19.29.        CONFERENCE ROOMS...................................................................43

         SECTION 19.30.        SECURITY, CUSTOMER SERVICE AREA....................................................43

         SECTION 19.31.        ANTENNA............................................................................44

         SECTION 19.32.        EXHIBITS...........................................................................45

                             300 CONSTITUTION DRIVE
                                  OFFICE LEASE

                  THIS OFFICE LEASE is made and entered into as of November 24, 1999, by and between TYCO ELECTRONICS CORPORATION, a Pennsylvania corporation ("Landlord"), and INTERWAVE COMMUNICATIONS, INC., a Delaware corporation ("Tenant").

                              ARTICLE 1 - PREMISES

                  Section 1.1 PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the terms and provisions contained in the Basic Lease Information and hereinafter set forth, those certain premises shown on the floor plan attached hereto as EXHIBIT A ("Premises"), which Premises are located on the first and second floors of the office building referred to in the Basic Lease Information (such office building is hereinafter referred to as the "Building"). The Building is located on that certain real property commonly known as 300 Constitution Drive, Menlo Park, California, and such real property, together with the Building, the other office buildings owned by Landlord and located on such real property and all Common Area (as defined below) and other improvements located thereon, are sometimes hereinafter referred to as the "Project."

                  Section 1.2 AREA OF PREMISES. Landlord and Tenant agree that the area of the Premises is the square footage specified therefor in the Basic Lease Information, and, without limiting the foregoing, Tenant acknowledges that the rentable area of the Premises includes an allocation of the Common Area. Such square footage of the Premises shall be conclusive for all purposes under this Lease. Landlord and Tenant further agree that, for all purposes under this Agreement, Tenant's Share is the percentage therefor specified in the Basic Lease Information.

                  Section 1.3       COMMON AREA.

                  (a) The "Common Area" shall mean all streets, driveways, entrances, exits, sidewalks, ramps, corridors, halls, stairs, elevators, elevator equipment, landscaped areas, parking areas, loading and unloading areas, delivery areas, Building and Project office facilities, fire vestibules, foyers, lobbies, electric, telephone and telecommunications closets and risers, common restrooms, mechanical rooms, service rooms, janitor's closets, light wells, pipes, ducts, flues, chutes, conduits, wires, columns and all other areas, facilities or improvements located in the Building or Project and provided by Landlord for the benefit and non-exclusive use of Landlord. Tenant, the other tenants and occupants of the Building and Project and their respective employees, agents and invitees. Notwithstanding the foregoing, the Common Area shall not include any of the foregoing areas, facilities or improvements which are provided for by Landlord for the exclusive use or benefit of Landlord's employees, agents or invitees, or which are provided by Landlord the exclusive use or benefit of any other tenant or other occupant of the Building or any other portion of the project.

                  (b) Tenant's use and occupancy of the Premises under this Lease shall include the non-exclusive right to use the Common Area in common with Landlord; Landlord's employees, agents or invitees; other tenants and occupants of the Building and Project; and other parties entitled to use the Common Area, subject to the provisions of this Lease and to the Project rules and regulations hereinafter described. Tenant shall not use the Common Area for the conduct of its business or for the storage, either permanent or temporary, of any materials, supplies, equipment or refuse, and shall keep the Common Area free and clear of any obstructions created or permitted by Tenant or resulting from the conduct of Tenant's business on the Premises.

                  Section 1.4       CONDITION OF PREMISES.

                  (a) Tenant acknowledges and agrees that, as of the date of this Lease, Tenant has conducted its own investigation of the Premises, the physical condition thereof, including accessibility and location of utilities, improvements and the presence or absence of Hazardous Materials (as defined below), and any other matters relating to the Premises, the Building or the Project which in Tenant's judgment might affect or influence Tenant's use of the Premises or Tenant's willingness to enter into this Lease. Tenant recognizes that Landlord would not lease the Premises except on an "as is" basis and acknowledges that, except as otherwise expressly set forth in this Lease, Landlord has made no representations or warranties of any kind in connection with the improvements to, or physical conditions on, or bearing on the use of, the Premises, the Building or the Project. Tenant shall rely solely on Tenant's own inspection and examination of such items and not on any representations or warranties of Landlord or its agents, employees or contractors, express or implied. Landlord shall have the right to remove from the Premises the computer and communications systems embodied by the software and hardware at the Premises which link the Premises to other facilities of Landlord. Such removal shall occur prior to December 15, 1999, in the portion of the Premises other than the Landlord Retained Area (as defined below), and prior to February 1, 2000, in the Landlord Retained Area.

                  (b) Tenant acknowledges and agrees that Tenant has examined and inspected all matters with respect to real property taxes, personal property taxes, operating expenses, costs of insurance, permitted uses, zoning, private covenants, conditions and restrictions, and all other matters which, in Tenant's judgment, might bear upon the value and suitability of the Premises for Tenant's purposes or Tenant's willingness to enter into this Lease. Tenant has and will rely solely on Tenant's own inspection and examination of such items.

                  (c)      Notwithstanding  the  provisions  of this  Section
1.4. Landlord hereby expressly discloses to Tenant that full telephone service (that is, installation of a main point of entry within Building I, with lines from such point of entry connected directly to Pacific Bell) shall be available on or before January 1, 2000. If full telephone service is not available until subsequent to January 1, 2000, Tenant will continue to pay the reduced Monthly Base Rent set forth in Section
3.1 below, until the later of (i) fifteen (15) days after the date on which full telephone service is available, or (ii) January 31, 2000.

                         ARTICLE 2 - TERM AND POSSESSION

                  Section 2.1       TERM.

                  (a) This Lease shall become effective upon execution by Landlord and Tenant. The term of this Lease ("Term") shall commence on the date calculated as provided in subparagraph (b) below ("Commencement Date"), and shall continue for a period of five (5) years, one month thereafter, unless earlier terminated in accordance with this Lease or unless extended as hereinafter provided. If Landlord shall not deliver possession of the Premises to Tenant in the manner provided under subparagraph (b) below on or before the "Scheduled Commencement Date" specified in the Basic Lease Information for any reason whatsoever. Landlord shall not be liable to Tenant by reason thereof and, except as provided below, this Lease and the parties' obligations hereunder shall not be rendered void or voidable thereby or otherwise affected in any manner, except that Tenant's obligation to pay Monthly Base Rent (as defined below) and other amounts payable by Tenant under this Lease shall not commence until the Commencement Date. In addition, no delay by Landlord in the delivery of possession of the Premises to Tenant shall extend the Term or any obligation of Landlord hereunder. In the event that the Commencement Date has not occurred prior to March 1, 2000, Tenant shall have the right to terminate this Lease by delivering written notice to Landlord of such election to terminate on or before ten (10) days thereafter, in which event any sums paid by Tenant to Landlord shall be immediately returned to Tenant.

                  (b) The Commencement Date shall be the date upon which Landlord delivers possession of the Premises, other than the Landlord Retained Area, to Tenant. At such time as the Commencement Date has been established, at Landlord's request, Landlord and Tenant shall execute a written acknowledgment of the Commencement Date. For the purposes of this Lease, the term "Landlord Retained Area" shall mean the portion of the first floor of the Premises occupied by Landlord's payroll group and containing approximately 1,340 square feet of rentable area, as shown on EXHIBIT A. Landlord shall deliver possession of the Landlord Retained Area to Tenant on or before February 1, 2000. If Landlord shall fail to deliver possession of the Landlord Retained Area to Tenant on or before February 1, 2000, Tenant's obligation to pay to Landlord Monthly Base Rent with respect to the Landlord Retained Area shall be abated until such time as Landlord shall deliver possession of the Landlord Retained Area to Tenant. If Landlord does not deliver possession of the Landlord Retained Area to Tenant on or before March 1, 2000. Tenant's obligation to pay to Landlord Monthly Base Rent with respect to the Landlord Retained Area shall be abated for each day of such delay in delivery beyond March 1, 2000.

                  (c) On the date of Landlord's delivery of possession of the Premises to Tenant pursuant to this Section, the portion of the Premises so delivered shall be clean and the Building systems located therein shall be in good operating condition. Tenant's occupancy of the Premises (whether before or after the Scheduled Commencement Date) shall constitute Tenant's acceptance of the Premises and acknowledgment that the Premises are in such condition and otherwise in good order and satisfactory to Tenant.

                  Section 2.2 IMPROVEMENTS Without limiting any other provisions of this Agreement, Tenant expressly acknowledges and agrees that Landlord shall have no obligation whatsoever to construct any tenant improvements or other alterations, additions or improvements in or to the Premises or Building, or, apart from Landlord's obligations under Section 2.l(c) above, otherwise to prepare the Premises or Building for Tenant's occupancy.

                                ARTICLE 3 - RENT

                  Section 3.1 BASE RENT. Tenant shall pay to Landlord throughout the term of this Lease, in lawful money of the United States, Monthly Base Rent in the following amounts:


                   PERIOD OF TERM                     MONTHLY BASE RENT
                   --------------                     -----------------
                12/15/1999 - 1/31/2000                     $36,601.43
                  2/1/2000 - 2/29/2000                    $165,877.38
                  3/1/2000 - 1/31/200l                    $169,026.00
                  2/1/2001 - 1/31/2002                    $175,787.00
                  2/1/2002 - l/31/2003                    $182,819.00
                  2/1/2003 - 1/31/2004                    $190,132.00
                  2/1/2004 - 1/31/2005                    $197,737.18


                  Tenant shall pay to Landlord the Monthly Base Rent without notice or demand in advance, beginning on the Commencement Date and on the first day of each calendar month thereafter during the Term. Concurrently with the execution of this Lease by Tenant, and as a condition to its effectiveness, Tenant shall pay to Landlord the advance rental specified in the Basic Lease Information.

                  Section 3.2 PAYMENT. All payments required to be made by Tenant under this Lease shall be made without any setoff, deduction or counterclaim whatsoever and shall be made payable to and delivered to Landlord at the office of Landlord in the Building or such other place as Landlord may designate.

                  Section 3.3 PARTIAL MONTHS. If the Commencement Date is a day other than the first day of a calendar month or if the Term expires or the Lease is terminated on a day other than the last day of a calendar month, then the Monthly Base Rent for the first and last fractional months of the Term shall be prorated on the basis of a thirty (30) day month.

                      ARTICLE 4 - TAX, INSURANCE ADJUSTMENT

                  Section 4.1 EXCESS TAXES. Tenant shall pay to Landlord, in addition to the Monthly Base Rent and for each calendar year of the Term, an amount equal to the excess, if any, of Tenant's Share of Taxes (as defined below) paid or incurred by Landlord during such calendar year, over the Base Tax Amount (such excess is hereinafter referred to as the "Excess Taxes"). At or after the Commencement Date, as to the then-current calendar year, and at or after the commencement of any subsequent calendar year. Landlord shall have the right to notify Tenant of the amount which Landlord reasonably estimates to be the monthly or quarterly installments of the Excess Taxes for such calendar year, and the amount thereof shall be payable by Tenant to Landlord together with payments of Monthly Base Rent on a monthly or quarterly basis, as applicable. Within one hundred twenty (120) days after the end of each calendar year, or as soon thereafter as is practicable, Landlord shall give to Tenant a written statement of the Excess Taxes for such calendar year ("Tax Statement"). If the Excess Taxes as shown on the Tax Statement are greater or less than the total amounts actually paid by Tenant on a monthly or quarterly basis, as applicable, during the year covered by such Tax Statement, then Tenant shall pay in cash any sums owed Landlord within ten (10) business days thereafter, or, if applicable. Tenant shall receive a credit against any the Excess Taxes next accruing for any sums owed Tenant. If the Term of this Lease commences on a date other than the first day of the calendar year or expires or is terminated on a day other than the last day of a calendar year, the amount of Taxes with respect to which Tenant shall be obligated to pay its share during the year in which the Lease commences or expires or is terminated shall be prorated on the basis which the number of days in the calendar year within the Term bears to three hundred sixty (360). Following expiration of the calendar year in which the Term expires or is terminated, Landlord shall give a final Tax Statement to Tenant for such calendar year. If the Excess Taxes as shown on such final Tax Statement are greater or less than the total amounts actually paid by Tenant as Excess Taxes during the year covered by the final Tax Statement, then within ten (10) business days thereafter the appropriate party shall pay to the other party any sums owed.

                  Section 4.2 TAXES. For the purpose of this Lease, the term "Taxes" shall mean and include all taxes, assessments and charges (including costs and expenses of contesting the amount or validity thereof by appropriate administrative or legal proceedings) levied upon or with respect to the Building, the Project or any personal property of Landlord therein used in connection with the management, operation, maintenance or repair of the Building or the Project (and not in connection with Landlord's core business operations conducted within the Project), or Landlord's interest in the Building, the Project or such personal property, including all real property taxes and general and special assessments;
charges, fees, levies or assessments for transit, housing, police, fire or other governmental services or purported benefits to the Building or the Project; service payments in lieu of taxes; environmental surcharges; excise taxes; gross receipts taxes; gross income taxes; rent taxes; sales and/or use taxes; employee taxes; water and sewer taxes; any tax, fee or excise on the act of entering into this Lease, on the use or occupancy of the Building, the Project or any part thereof, or upon or measured by the rent payable under any lease or in connection with the business of renting space in the Building or the Project; and all other governmental impositions of any kind and nature whatsoever, regardless of whether now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing, which may now or hereafter be levied or assessed against Landlord by the United States of America, the State of California, the County of San Mateo, the City of Menlo Park or any political subdivision, public corporation, district or other political or public entity, and any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to (in whole or in part) any other such taxes. For the purposes of this Lease, the term "Tenant's Share of Taxes" shall mean the product of Tenant's Tax Share (as hereinafter defined), multiplied by the amount of Taxes for the year in question. For the purposes of this Lease. "Tenant's Tax Share" shall mean the percentage obtained by dividing the rentable area of the Premises by the sum of the rentable area of the Building and the rentable area of all other building improvements located on the assessor's tax parcel in which the Building is located.

         Section 4.3 ADDITIONAL TAXES. In addition to the Monthly Base Rent and other amounts payable by Tenant hereunder, to the extent that Tenant shall not have paid any such amounts directly to the appropriate parts therefor, Tenant shall reimburse Landlord upon demand for any and all taxes, surcharges, levies, assessments, fees and charges paid by Landlord, whether or not now customary or within the contemplation of the parties hereto: (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements, regardless of whether title to such improvements shall be in Tenant or Landlord; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (c) upon this Lease transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Tenant to reimburse Landlord for the additional taxes payable hereunder, but it shall be lawful to increase the monthly rental payable under this Lease in order to take into account Landlord's payment of such additional taxes, the monthly rental payable to Landlord shall be revised to net to Landlord the same net rental without reimbursement of such additional taxes as would have been received by Landlord with reimbursement of such additional taxes. Tenant shall have no obligation to reimburse Landlord for any Taxes upon the net income of Landlord.

                  Section 4.4 EXCESS INSURANCE COSTS. Tenant shall pay to Landlord, in addition to the Monthly Base Rent and for each calendar year of the Term, an amount equal to the excess, if any, of Tenant's Share of Insurance Costs (as defined below) paid or incurred by Landlord during such calendar year, over the Base Insurance Amount (such excess is hereinafter referred to as the "Excess Insurance Costs"). At or after the Commencement Date as to the then-current calendar year, and at or after the commencement of any subsequent calendar year, Landlord shall have the right to notify Tenant of the amount which Landlord reasonably estimates to be the monthly or quarterly installments of Excess Insurance Costs for such calendar year, and the amount thereof shall be payable by Tenant to Landlord together with payments of Monthly Base Rent on a monthly or quarterly basis, as applicable. Within one hundred twenty (120) days after the end of each calendar year, or as soon thereafter as is practicable. Landlord shall give to Tenant a written statement of the Excess Insurance Costs for such calendar year ("Insurance Statement"). If the Excess Insurance Costs as shown on the Insurance Statement are greater or less than the total amounts actually paid by Tenant as Excess Insurance Costs on a monthly or quarterly basis, as applicable, during the year covered by such Insurance Statement, then Tenant shall pay in cash any sums owed Landlord within ten (10) business days thereafter, or, if applicable, Tenant shall receive a credit against any the Excess Insurance Costs next accruing for any sums owed Tenant. If the Term of this Lease commences on a date other than the first day of the calendar year or expires or is terminated on a date other than the last day of the calendar year, the amount of Insurance Costs with respect to which Tenant shall be obligated to pay its share during the year in which the Lease commences or expires or is terminated shall be prorated on the basis for which the number of days in the calendar year within the Term bears to three hundred sixty (360). Following the expiration of the calendar year in which the Term expires or is terminated. Landlord shall give a final Insurance Statement to Tenant for such calendar year. If the Excess Insurance Costs as shown on such final Insurance Statement are greater or less than the total amounts actually paid by Tenant as Excess Insurance Costs during the year covered by the final Insurance Statement, then within ten (10) business days thereafter the appropriate party shall pay to the other party any sums owed.

                  Section 4.5 INSURANCE COSTS. For the purposes of this Lease, the term "Insurance Costs" shall mean and include all costs and expenses, including premium charges, paid or incurred by Landlord for insurance maintained by Landlord with respect to the Premises, the Building and/or the Project, including, without limitation, all risk, commercial general liability, automobile liability, property damage, worker's compensation, employer's liability, earthquake, flood and such other insurance in such forms of coverage and on such amounts as Landlord, in its sole discretion, shall elect to maintain with respect to the Building or Project. In the case of blanket insurance policies covering the Project and other property of Landlord, Insurance Costs shall include the costs and expenses thereof allocated by Landlord to the Project. For purposes of this Lease, the term "Tenant's Share of Insurance Costs" shall mean the product of Tenant's Insurance Share (as hereinafter defined) multiplied by the amount of the Insurance Costs for the year in question. For the purposes of this Lease "Tenant's Insurance Share" shall mean the percentage obtained by dividing the rentable area of the Premises by the sum of the rentable area of the Building and the rentable area of all other building improvements (including those occupied by Landlord and its affiliates) within the Project.

                        ARTICLE 5 -INTENTIONALLY OMITTED

                                 ARTICLE 6 - USE

                  Section 6.1 GENERAL. Tenant shall use the Premises only for the purposes specified in the Basic Lease Information and for no other purposes. Tenant, at its own cost and expense, shall obtain any and all licenses, permits, authorizations and approvals of governmental authorities required in order to enable Tenant lawfully to conduct in the Premises any such use. Nothing contained in this Lease shall grant to Tenant the exclusive right to conduct within the Building, the Project or the Premises the business to be conducted by Tenant in the Premises, or otherwise limit the right of Landlord to lease space within the Building or the Project to such tenants and for such purposes as Landlord, in its sole discretion, shall deem appropriate.

                  Section 6.2 NUISANCE OR WASTE. Tenant shall not do or permit to be done in or about the Premises anything which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or the Project or injure or annoy them or use or allow the Premises to be used for any improper purpose, and Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises. Tenant shall not use or operate any equipment, machinery or apparatus within the Premises which will (a) injure, vibrate or shake the Premises, the Building or the Project, (b) overload existing electrical systems or other utilities or equipment servicing the Premises, the Building or the Project, or (c) impair the efficient operation of the sprinkler system (if any) or the HVAC equipment (if any) within or servicing the Premises, the Building or the Project. All noises or odors generated by Tenant's use of the Premises shall be muffled or contained in such manner such that they do not interfere with the use or occupancy of other tenants or occupants of the Building or the Project.

                  Section 6.3 COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in, on or about the Premises which will in any way conflict (a) with any statute, ordinance, rule or regulation of governmental authorities now in force or which may hereafter be enacted or promulgated, or (b) any provisions of any private covenants, conditions, restrictions, equitable servitudes or rules or regulations which may now or hereafter affect the Premises, the Building, the Project or any portion thereof (collectively, "CC&Rs") if any. Tenant shall not do or permit anything to be done in or about the Premises, or bring or keep anything therein, which will in any way increase the rate of fire insurance upon the Project, the Building, the Premises or any of their contents. Tenant, at its sole cost and expense, shall promptly comply with (i) all statutes, ordinances, rules and regulations of governmental authorities applicable to the Premises or Tenant's use or occupancy thereof and now in force or which may hereafter be in force regardless of the nature or extent thereof, (ii) all CC&Rs, if any, and
(iii) the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises. Notwithstanding the foregoing, in order to comply with any such statutes, ordinances, roles and regulations of governmental authorities applicable to the Premises or Tenant's use or occupancy thereof, Tenant shall not be obligated to make any alteration, addition, improvement or repair to the Premises, unless the obligation to make such alteration, addition, improvement or repair arises by reason of Tenant's particular use of the Premises, or results from any other alteration, addition, improvement or repair made by Tenant to the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such statute, ordinance, rule or regulation shall be conclusive of such violation as between Landlord and Tenant.

         Section 6.4       HAZARDOUS MATERIALS.

                  (a)      Without limiting the generality of the provisions of
Section 6.3, Tenant, at its sole cost and expense, shall comply with all statutes, ordinances, rules and regulations of governmental authorities relating to the storage, use, transportation, release and/or disposal on or about the Premises or the Project by Tenant, its employees, agents, contractors and invitees, of radioactive materials, hazardous waste, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances" "hazardous waste" "hazardous materials" or "toxic substances" under applicable federal, state and local statutes, ordinances, rules or regulations (collectively, "Hazardous Materials"). Tenant shall not store, use, transport, release or dispose of any Hazardous Materials in, on, from or about the Premises without the prior written consent of Landlord. Notwithstanding the foregoing, Landlord's prior written consent shall not be required for Tenant's use on the Premises of substances and materials typically used in office environments, such as office and cleaning supplies in customary and reasonable amounts and used in strict compliance with all statutes, ordinance, rules and regulations of governmental authorities relating to Hazardous Materials. Tenant shall be solely responsible for, and shall indemnify, defend and hold Landlord and its officers, directors, shareholders, partners, members, agents, employees, contractors, invitees, representatives, successors and assigns harmless from and against, any and all losses, costs, claims, damages, liabilities and causes of action (including attorneys' fees and consultants' fees and costs, and the costs of any investigation, monitoring and remediation) arising out of or in connection with the storage, use, transportation, release or disposal of Hazardous Materials by Tenant, its employees, agents, contractors and invitees, including any claims for the clean-up or remediation of any such Hazardous Materials. Tenant shall provide to Landlord written notice of any communication received by Tenant from any governmental authority or other party alleging the existence of Hazardous Materials in, on, under or about the Premises, the Building or the Project, or any alleged violation of environmental laws with respect to the Premises, the Building or the Project. Without limiting any other provision of this Lease, Tenant shall provide Landlord with access to the Premises during all reasonable times in order to enable Landlord to conduct any inspection, monitoring, remediation, removal or repair related to the presence or alleged presence of Hazardous Materials in, on, under or about the Premises, the Building or the Project. Any such inspection, monitoring, remediation, removal or repair on Premises shall be conducted by Landlord in a manner calculated to minimize interference with Tenant's operations to the extent reasonably possible.

                  (b) Landlord shall indemnify, defend and hold Tenant harmless from and against any and all losses, costs, claims, damages, liabilities and causes of action (including attorneys' fees and costs) arising out of or in connection with any Hazardous Materials which first came to be located in, on or under the Project prior to the date of this Lease. Landlord hereby discloses to Tenant that certain asbestos-containing materials are located in the Building as described in that certain memorandum from Kristin Stiles dated July 15, 1999, a copy of which has previously been delivered to Tenant.

                  (c) The rights of Landlord under this Section 6.4 or otherwise contained in this Lease shall be in addition to any other rights and remedies of Landlord against Tenant under any other document or instrument now or hereafter executed by Tenant, or at law or in equity (including any right of reimbursement or contribution pursuant to the Comprehensive Environmental Response. Compensation and Liability Act of 1980, 42 U.S.C. section 9601 ET SEQ., as heretofore or hereafter amended from time to time).

                  Section 6.5 EXISTING CONDITION. Tenant shall accept the Premises subject to all applicable statutes, ordinances, rules and regulations of governmental authorities governing and regulating the use or occupancy of the Premises, including, without limitation, all applicable zoning, planning, environmental and land use statutes, ordinances, rules and regulations. Tenant acknowledges that neither Landlord nor Landlord's employees, agents or contractors have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business or the consistency of Tenant's proposed use of the Premises with any applicable zoning, planning, environmental or land use statutes, ordinances, rules or regulations.

                  Section 6.6 RULES AND REGULATIONS. Tenant shall observe and comply with all Project rules and regulations that Landlord shall from time to time reasonably and uniformly promulgate. Landlord reserves the right from time to time to promulgate reasonably and uniformly additional rules and regulations for the Project or Building, and to make additions and modifications to such rules and regulations, and such additional rules and regulations and/or additions and modifications to such rules and regulations shall be binding upon Tenant upon delivery of a copy thereof to Tenant. Landlord shall not be responsible to Tenant for the non-performance of any rules and regulations by any other tenants or occupants of the Building or the Project.

                  Section 6.7 COMMON AREA PROVISIONS. Landlord shall have the right, from time to time, temporarily to close portions of the Common Area in order to prevent a dedication thereof to the public or the perfection of any prescriptive rights therein or to perform repair or maintenance on such portion of the Common Area; and to change the size, shape, location and extent of the areas, facilities and improvements included in the Common Area, including changes in the location of driveways, entrances, exits, elevators, stairs, corridors, common restrooms and other portions of the Common Area. Landlord's exercise of such rights shall not subject Landlord to any liability therefor nor shall Tenant be entitled to any compensation or any diminution or abatement of rent, provided that Landlord exercises such rights in such manner as to minimize any interference with Tenant's use and enjoyment of the Premises to the extent reasonably possible. In no event shall Landlord's exercise of such rights be deemed to be a constructive or actual eviction of Tenant, or a breach of Landlord's covenant of quiet enjoyment.

                       ARTICLE 7 - SERVICES AND UTILITIES

                  Section 7.1       GENERAL. Landlord shall:

                  (a) Operate or cause the operation of the HVAC system serving the Premises between the hours of 7:00 a.m. and 7:00 p.m., Monday through Friday, and 9:00 a.m. and 1:00 p.m., Saturday, public holidays excepted, at such temperatures and in such amounts as Landlord determines are reasonably required for the comfortable occupancy of the Premises, or as may be permitted or controlled by applicable statutes, ordinances, rules and regulations of governmental authorities. Tenant agrees to cooperate fully with Landlord at all times and to abide by all regulations and requirements which Landlord may prescribe for the proper function and protection of the HVAC system. Landlord shall not be responsible for the failure of the HVAC system to perform its function due to Tenant's failure to keep all window coverings in the Premises closed whenever the HVAC system is in operation, Tenant's arrangement of partitioning in the Premises, any use of any heat-generating machinery or equipment in the Premises, any occupancy of the Premises by an excessive number of persons, or Tenant's failure to keep all HVAC vents within the Premises free of obstruction;

                  (b) Make customary arrangements with public utilities and/or governmental agencies to furnish electric current to the Premises in amounts sufficient for normal lighting by overhead fluorescent fixtures and for normal use of typewriters and other office business machines of similar low electrical consumption. Landlord shall have no obligation to install dedicated circuits or other special circuitry or wiring. Tenant shall advise Landlord prior to execution of this Lease and thereafter within five (5) days after written request therefor from Landlord of the nature and quantity of all lights, equipment and machines using electricity in the Premises and shall permit Landlord and its agents to make periodic inspections of all facilities using electricity located within the Premises. If Landlord reasonably determines that Tenant is using excessive electricity, Landlord shall have the right to install an electric current meter in or with respect to the Premises in order to measure the amount of electricity consumed on the Premises. The cost of such meter, and any conduits, wiring, panels and other equipment required in connection with such meter, and the installation, maintenance and repair thereof, shall be paid for by Tenant, and Tenant shall pay to Landlord promptly upon demand all such costs, as well as the cost of any excessive electricity consumed by Tenant;

                  (c) Provide access to warm and cold water in the restrooms on the floor or floors on which the Premises are located for drinking and lavatory purposes only if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes. Landlord may install a separate water meter for the Premises in order to measure the amount of water consumed in the Premises. Tenant shall bear the cost and expense of installation, repair and maintenance of such meter. Tenant shall pay for water consumed, as shown on such meter, as and when bills are rendered, and if Tenant shall fail to pay such charges. Landlord may pay such charges on Tenant's behalf and recover such amounts from Tenant, together with interest thereon at the Interest Rate (as defined below);

                  (d) Make customary arrangements with public utilities and/or governmental agencies to furnish to the Premises natural gas and sewer service in amounts sufficient for the ordinary use of the Premises for the purposes permitted under this Lease;

                  (e) Provide janitorial service to the individual offices on the Premises three (3) days per week, and to the bathrooms, conference areas and other common areas on the Premises five (5) days per week, such service to be comparable to the janitorial service provided by Landlord to its own office premises in the Project as of the date of this Lease;

                  (f) Operate, repair, maintain, clean and light the Common Area. Notwithstanding the foregoing, Tenant acknowledges and agrees that Landlord shall not be obligated to provide any security services with respect to the Premises, the Building or the Project, and Tenant shall make all such security arrangements as Tenant shall deem necessary or appropriate with respect to Tenant's use or occupancy of the Premises; all such security arrangements shall be subject to Landlord's prior written approval. In addition, Landlord shall not be liable to Tenant for losses due to theft or burglary, or for any other damage done, by unauthorized persons in the Building or the Project; and

                  (g) Provide access to the Premises on a twenty-four (24) hour per day, seven (7) day per week basis, subject to such security procedures for the Building and Project as are presently in effect and as Landlord shall establish from time to time; such security procedures may include, without limitation, requiring Tenant, its employees, agents, customers and invitees to identify themselves to Landlord's security personnel or otherwise satisfy the reasonable requirements of such security personnel, and/or sign a pre-approved sign-in sheet after normal business hours for the Building or Project and on weekends and public holidays.

                  Section 7.2       UTILITY SERVICES.

                  (a) Tenant shall pay to Landlord, in addition to the Monthly Base Rent, any amount by which the Utility Charges (as defined below) exceed the Utility Allowance (such excess is hereinafter referred to as the "Excess Utility Charges"). Landlord shall calculate the amount of Excess
Utility Charges payable by Tenant on a quarterly basis throughout the Term, and Tenant shall pay such Excess Utility Charges to Landlord on the date for payment of the next installment of Monthly Base Rent. For purposes of this Lease, the term "Utility Charges" shall mean the charges to Landlord for electrical, natural gas, water and sewer service furnished to or consumed on the Premises during the Term.

                  (b) Tenant shall pay, prior to delinquency, directly to the appropriate party therefor, the costs of and charges for utilities other than those specified in subparagraph (a) above and for other services furnished to or consumed in or about the Premises during the Term. If any such utilities or services are not separately metered to Tenant. Tenant shall pay a reasonable proportion, to be determined by Landlord, of all charges jointly metered with other premises in the Building or Project.

                  Section 7.3 SUPPLEMENTARY SERVICES. Tenant shall pay Landlord upon demand, at the charges established by Landlord from time to time which reflect Landlord's cost of providing such services, for all supplementary services provided by Landlord to Tenant at Tenant's request, which services are in addition to those which Landlord is obligated to provide under this Lease, together with an administrative fee payable to Landlord in an amount equal to five percent (5%) of such charges. Such supplementary services shall include, without limitation, providing HVAC service, janitorial service and other services during hours other than ordinary business hours and/or providing HVAC service and utility services in amounts reasonably considered by Landlord to be in excess of the normal and customary usage thereof for the use of the Premises authorized by this Lease.

                  Section 7.4        INTERRUPTION OF ACCESS, USE OR SERVICES.
Landlord shall not be liable for any failure to provide access to the Premises, to assure the beneficial use of the Premises or to furnish any services or utilities to the Premises when such failure is caused by any act of God or the elements; shortage or unavailability of necessary materials, supplies or labor; shortage of or interruption in transportation facilities; riots; civil disturbances; insurrection; war; court order; public enemy; accidents; breakage; strikes; lockouts; other labor disputes; the making of repairs, alterations or improvements to the Premises, the Building or the Project; the inability to obtain an adequate supply of fuel, gas, steam, water, electricity, labor or other supplies; Y2K problems; or by any other condition not entirely within Landlord's reasonable control, and Tenant shall not be entitled to any damages resulting from such failure or to any diminution or abatement in any rent or other amounts payable by Tenant hereunder. Landlord shall take commercially reasonable action to minimize the interruptions so caused and the adverse impact accruing therefrom to the extent reasonably possible. In no event shall such failure be construed as a constructive or other eviction of Tenant. If any governmental authority promulgates or revises any statute, ordinance or building, fire or other code, or imposes mandatory controls or guidelines on Landlord or the Building, the Project or any part thereof, relating to the use or conservation of energy, water, gas, steam, light or electricity or the provision of any other utility or service provided under this Lease, or if Landlord is required to make alterations to the Building or the Project in order to comply with such mandatory controls or guidelines. Landlord may, in its sole discretion, comply with such mandatory controls or guidelines, or make such alterations to the Building and/or the Project. If, at any time, owners of a significant number of the buildings in the Menlo Park/Palo Alto, California area comparable to the Building have elected to comply voluntarily with any request or guideline of any appropriate governmental authority, including, without limitation, the making of alterations to such buildings. Landlord may also comply with such request or guideline. Neither such compliance (as set forth in either of the previous two (2) sentences) nor the making of such alterations shall in any event entitle Tenant to any damages, or any diminution, or abatement in rent or other amounts payable by Tenant under this Lease or constitute or be construed as a constructive or other eviction of Tenant. Tenant shall comply with all mandatory rules, regulations and requirements promulgated by the applicable governmental authorities or utility companies concerning the use of utility services, including any rationing, limitation or other control on the quantity of utilities consumed.

                             ARTICLE 8 - ALTERATIONS

                  Section 8.l       GENERAL.

                  (a) Tenant shall neither make nor cause or allow to be made any alterations, additions or improvements (collectively, "Alterations") in, on or to any portion of the Premises, the Building or the Project, or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, that Landlord shall have the right to withhold its consent in its sole discretion with respect to any Alterations affecting the exterior of the Building, the structural portions of the Building or the Building systems. In the event that Tenant shall desire to make any Alterations. Tenant shall submit to Landlord such information as Landlord may reasonably require prior to the commencement of construction or installation of such Alterations, including, without limitation, permits, licenses and bonds and evidence of sufficient contractor's insurance coverage. Landlord shall use reasonable efforts to notify Tenant of Landlord's approval or disapproval within ten (10) business days following Tenant's submission of all such information to Landlord. If Landlord consents to the making of any Alterations. Tenant shall make such Alterations at Tenant's sole cost and expense, and any contractor selected by Tenant to make such Alterations must be licensed by the State of California and must first be reasonably approved in writing by Landlord. If Landlord consents to the making of any Alterations, in order to compensate Landlord for the cost of review and approval of the plans and specifications for the Alterations and for additional administrative costs incurred in monitoring the construction and installation of the Alterations. Tenant shall pay to Landlord upon demand an administrative fee in an amount equal to fifteen percent (15%) of the cost of such Alterations (exclusive of the cost of floor coverings and paint). Subsequent to obtaining Landlord's consent and prior to commencement of construction or installation of the Alterations. Tenant shall deliver to Landlord copies of the building permit and executed construction contract covering the Alterations. Tenant shall provide, at its sole cost and expense, such performance and/or payment bonds as Landlord shall require with respect to the Alterations costing in excess of $250,000. Tenant shall also require its contractor to maintain insurance in amounts and in such form as Landlord shall reasonably require. Any Alterations undertaken by Tenant in connection with the Premises shall be completed in accordance with the plans and specifications approved by Landlord, shall be carried out in a good, workmanlike and prompt manner, shall comply with all applicable statutes, ordinances, rules and regulations of governmental authorities having jurisdiction thereof, and shall be subject to supervision by Landlord or its agents or contractors.

                  (b) Tenant shall not use any portion of the Common Area or any other portion of the Building or the Project other than the Premises in connection with the making of any Alterations without Landlord's prior written consent. If any Alterations that Tenant shall construct or install shall result in Tenant or Landlord being required to make any alterations, additions or improvements to the Premises, or in Landlord being required to make any alterations, additions or improvements to other portions of the Building or to the Project, in any case in order to comply with my applicable statutes, ordinances, rules or regulations of governmental authorities, including, without limitation, the Americans with Disabilities Act, or any regulations promulgated thereunder, or any similar state or local statutes, ordinances, rules and regulations, then Tenant, at its sole cost and expense, shall be obligated to make all such alterations, additions or improvements, or, at Landlord's option. Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in making such alterations, additions or improvements. Any Alterations shall become the property of Landlord and shall remain on and be surrendered with the Premises upon the expiration or earlier termination of this Lease; provided, however, that Tenant shall, if required by Landlord at the time consent to such Alteration was given by Landlord (or upon Landlord's demand if Tenant shall not have requested Landlord's consent to such Alteration), at Tenant's sole cost and expense, remove all or any portion of any Alterations which Landlord shall have designated for removal at the time of expiration or earlier termination of the Lease. Following any such removal of any of the Alterations, Tenant, at its sole cost and expense, shall repair and restore the Premises to their original condition.

                  Section 8.2 NOTICES. Tenant shall give Landlord at least fifteen (15) days prior written notice of commencement of any work of construction, alteration, addition, improvement, maintenance, repair or replacement in the Premises in order to enable Landlord to post and/or record such notices as Landlord deems necessary to protect the Premises, the Building, the Project or Landlord from mechanics' liens, materialmen's liens or any other liens. Tenant shall keep the Premises, the Common Area, the Building and the Project free from any mechanics' liens, materialmen's liens or other liens arising out of any labor or material furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of Tenant, and promptly upon completion of any construction. Tenant shall furnish to Landlord copies of unconditional lien waivers from all contractors, subcontractors and suppliers involved in such construction.

                  Section 8.3 LABOR, OTHER RELATIONS. In the event that Landlord shall determine that any work of construction, alteration, addition, improvement, maintenance, repair or replacement in the Premises by Tenant shall interfere with the labor relations in existence in the Building or the Project, all such work shall be halted immediately by Tenant until such time as construction can proceed without any such interference. Tenant shall cause any work of construction, alteration, addition, improvement, maintenance, repair or replacement by Tenant in the Premises to be conducted in such manner and at such times so that any such work shall not disrupt or interfere with the use or occupancy of other tenants or occupants of the Building or the Project.

                  Section 8.4 CONSTRUCTION INDEMNITY. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all losses, costs, claims, damages, liabilities or causes of action (including attorneys' fees) arising out of or in any way connected with Tenant's performance of any work of construction, alteration, addition, improvement, maintenance, repair or replacement in the Premises, or claims for work or labor performed, or materials or supplies furnished, to or at the request of Tenant or in connection with performance of any work done for the account of Tenant in the Premises, the Common Area, the Building or the Project, whether or not Tenant obtained

Landlord's permission to have such work done, labor performed, or materials or supplies furnished.

                  Section 8.5 LANDLORD ALTERATIONS. Landlord shall have the right to make changes or alterations to any portion of the Common Area, the Building or the Project (which may include, without limitation, repair or replacement of the Building's exterior facade, exterior window glass, elevators, electrical systems. HVAC system, plumbing system, hallways, common restrooms or lobbies but excluding the interior of the Premises, without Tenant's prior written consent, which shall not be unreasonably withheld). Landlord shall not be subject to any liability, and Tenant shall not be entitled to any compensation or any diminution or abatement of rent, as a result of any noise, dust, vibration or other disturbance to Tenant's use or occupancy of the Premises arising out of the making of such changes or alterations. In no event shall such changes or alterations be deemed to be a constructive or actual eviction of Tenant, or a breach of Landlord's covenant of quiet enjoyment. Landlord shall use reasonable efforts (which shall not include any obligation to employ labor at overtime rates) to minimize disruption of Tenant's business during the making of any such changes or alterations.

                               ARTICLE 9 - REPAIRS

                  Section 9.1 TENANT'S OBLIGATIONS. Subject to Section 9.2 below, Tenant, at Tenant's sole cost and expense, shall keep the Premises and every part thereof in a clean and sanitary condition, and in good order, condition and repair, ordinary wear and tear excepted. Except as expressly provided herein, Landlord shall have no obligation whatsoever to alter, improve, repair, maintain, remodel, decorate or paint the Premises or any part thereof.

                  Section 9.2 LANDLORD'S OBLIGATIONS. Except as otherwise provided in Section 9.3 below, Landlord shall repair and maintain in good condition and repair the following: (a) the structural elements of the Building (including the foundation, floor slab, load-bearing and exterior walls, and structural portions of the roof); (b) the Common area; and (c) all electrical, plumbing, HVAC, sewage and other utility lines, equipment and systems installed or furnished by Landlord, and located in or serving the Premises. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the necessity for such repairs or maintenance is given by Tenant to Landlord. There shall be no diminution in or abatement of rent or other amounts payable by Tenant under this Lease and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from Landlord's performance of its repair and maintenance obligations under this Lease. Tenant hereby waives any right to make repairs at Landlord's expense under the provisions of Sections 1932, 194l and 1942 of the California Civil Code or any other, similar statute, ordinance, rule or regulation now or hereafter in effect.

                  Section 10.3 LANDLORD'S CONSENT. Landlord shall be entitled to consider any reasonable factor in determining whether or not to consent to a proposed assignment or sublease. Without limiting any other circumstances in which it may reasonable for Landlord to withhold its consent to a proposed assignment or sublease, Tenant acknowledges and agrees that it shall be reasonable for Landlord to withhold its consent to any proposed assignment or sublease if any of the following conditions shall not be satisfied:

                  (a) The financial condition of the proposed assignee or sublessee shall be equal to or greater than Tenant's financial condition as of the date hereof and shall satisfy Landlord's then-current credit standards for tenants of the Building or Project, and the proposed assignee or sublessee shall otherwise have the financial capacity to perform all obligations under this Lease to be performed by Tenant;

                  (b) The proposed use of the Premises by the proposed assignee or sublessee shall (i) comply with the provisions of Article 6 hereof,
(ii) be consistent with the general character of businesses carried on by tenants of a first-class office building, (iii) not increase the likelihood of damage or destruction to the Premises, the Building, or the Project, (iv) not increase the density or occupancy of the Premises, (v) not be likely to cause an increase in the insurance premiums for insurance policies carried by Landlord with respect to the Building or Project, or (vi) not otherwise adversely impact the Premises, the Building, the Project or Landlord's interest therein; or

                  (c) Any mortgagee or beneficiary under a deed of trust whose consent to the assignment or sublease is required shall consent thereto.

                  Section 10.4 CONDITIONS. If Landlord consents to such assignment or sublease in writing, Tenant shall be entitled to assign or sublease the Subject Space to the proposed assignee or sublessee subject to the following conditions:

                  (a) As of the Transfer Date, Landlord shall not have the right to terminate this Lease because Tenant is in default under this Lease;

                  (b) The assignment or sublease shall be on the same terms and conditions set forth in the Transfer Notice given to Landlord;

                  (c) No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises or any portion thereof until an executed counterpart of the assignment or sublease has been delivered to Landlord;

                  (d)      No sublessee shall have a right further to sublease;

                  (e) Any proposed sublease would not result in more than two subleases of portions of the Premises being in effect at any one time during the Term;

                  (f) Any assignee shall have assumed in writing the obligations of Tenant under this Lease;

                  (g) Any subtenant shall have agreed in writing to comply with all terms and provisions of this Lease applicable to the Subject Space except rent which shall be in the amount provided for in the sublease; and

                  (h) Fifty percent (50%) of any sums or other economic consideration received by Tenant as a result of such assignment or subletting (less reasonable, BONA FIDE finders' fees or leasing commissions payable to a third party in connection with such assignment or subletting, and less reasonable attorneys' fees and costs paid in connection with such assignment or sublease) whether denominated rent or otherwise, which exceed, in the aggregate, the Monthly Base Rent and additional rent which Tenant is obligated to pay Landlord under this Lease (prorated as to any sublease to reflect obligations allocable to that portion of the Premises subject to such sublease) shall be payable to Landlord as additional rent under this Lease, without affecting or reducing any other obligation of Tenant hereunder. At Landlord's request, Tenant shall deliver to Landlord such evidence of the sums or other economic consideration received by Tenant as a result of assignment or sublease, and the amounts deducted therefrom for proposes of calculating Landlord's share of such sums or other economic consideration, as Landlord shall require from time to time.

                  Section 10.5. LIMITATION ON REMEDIES. Tenant shall have no right to, and Tenant hereby waives any right to assert a claim for, money damages based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or delayed its consent to a proposed assignment or sublease. Tenant's sole remedy shall be an action or proceeding for specific performance, injunction or declaratory relief. Tenant acknowledges that Tenant's rights under this Article 10 satisfy the conditions set forth in Section 1951.4 of the California Civil Code with respect to the availability to Landlord of certain remedies for a default by Tenant under this Lease.

                  Section 10.6. CONTINUING LIABILITY OF TENANT. Regardless of Landlord's consent, no subletting or assignment shall release Tenant from any of its obligations hereunder or alter, impair or diminish the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. If any assignee of Tenant or any successor of Tenant defaults in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subleases or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and no such action by Landlord shall relieve Tenant from its liability under this Lease. If Tenant assigns this Lease, or subleases all or a portion of the Premises, or requests the consent of Landlord to any assignment or sublease, then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith, but in no event in excess of $1,500 for each such assignment or sublease during the initial Term of this Lease and in excess of $2,000 for each such assignment or sublease during the Option Term (as defined below).

                  Section 10.7. BANKRUPTCY.

                  (a) If a petition is filed by or against Tenant for relief under Title 11 of the United States Code, as amended ("Bankruptcy Code"), and Tenant (including for purposes of this Section Tenant's successor in bankruptcy, whether a trustee or Tenant as debtor-in-possession) assumes and proposes to assign, or proposes to assume and assign, this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who has made or accepted a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of the proposed assignment setting forth (i) the name and address of the proposed assignee, (ii) all of the terms and conditions of the offer and proposed assignment, and (iii) the adequate assurance to be furnished by the proposed assignee of its future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after Tenant has made or received such offer, but in no event later than ten (10) days prior to the date on which Tenant applies to a court of competent jurisdiction for authority and approval to enter into the proposed assignment. Landlord shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the date on which the court order authorizing such assignment becomes final and non-appealable, to receive an assignment of this Lease upon the same terms and conditions, and for the same consideration, if any, as the proposed assignee, less any brokerage commissions which may otherwise be payable out of the consideration to be paid by the proposed assignee for the assignment of this Lease.

                  (b) If this Lease is assigned pursuant to the provisions of the Bankruptcy Code. Landlord: (i) may require from the assignee a deposit or other security for the performance of its obligations under the Lease in an amount substantially the same as would have been required by Landlord upon the initial leasing to a tenant similar to the assignee; and (ii) shall receive, as additional rent, the sums and economic consideration described in Sections 365(b)(1) and (3) of the Bankruptcy Code. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or documentation, to have assumed all of the Tenant's obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption. No provision of this Lease shall be deemed a waiver of Landlord's rights or remedies under the Bankruptcy Code to oppose any assumption and/or assignment of this Lease, to require a timely performance of Tenant's obligations under this Lease, or to regain possession of the Premises if this Lease has neither been assumed nor rejected within sixty (60) days after the date of the order for relief or within such additional time as a court of competent jurisdiction may have fixed. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code.

                       ARTICLE 11 - DESTRUCTION OR DAMAGE

                  Section 11.1. GENERAL. For the purposes of this Lease, the term "Insured Casualty" shall mean damage to or destruction of the Premises, the Building and/or the Project from a cause actually insured against, for which the insurance proceeds paid or made available to Landlord are sufficient to rebuild or restore the Premises, the Building and/or the Project, as applicable, under then-existing applicable law to the condition existing immediately prior to the damage or destruction, and "Uninsured Casualty" shall mean damage to or destruction of the Premises, the Building and/or the Project from a cause not actually insured against, or from a cause actually insured against but for which the insurance proceeds paid or made available to Landlord are for any reason insufficient to rebuild or restore the Premises, the Building and/or the Project, as applicable, under then-existing applicable law to the condition existing immediately prior to the damage or destruction.

                  Section 11.2. INSURED CASUALTY.

                  (a) In the event of an Insured Casualty where the extent of damage or destruction is less than twenty-five percent (25%) of the then full replacement cost of the Premises, or is less than ten percent (10%) of the then full replacement cost of the Building and/or the Project, as applicable. Landlord shall rebuild or restore the Premises substantially to the condition existing immediately prior to the damage or destruction (provided the damage or destruction was not the result of the negligence or willful misconduct of Tenant, its agents, employees, contractors or invitees), and provided that then-existing applicable law would not prevent or otherwise interfere with Landlord's ability so to rebuild or restore.

                  (b) In the event of an Insured Casualty where the extent of damage or destruction is equal to or greater than twenty-five percent (25%) of the then full replacement cost of the Premises, or is equal to or greater than ten percent (10%) of the then full replacement cost of the Building and/or the Project, as applicable, Landlord shall have the right to rebuild or restore the Premises substantially to the condition existing immediately prior to the damage or destruction, or shall have the right to terminate this Lease. Landlord shall notify Tenant in writing within sixty (60) days following the event of damage or destruction of Landlord's election either to rebuild or restore the Premises or to terminate this Lease.

                  Section 11.3. UNINSURED CASUALTY. In the event of an
Uninsured Casualty, Landlord shall have the right to (a) rebuild or restore the Premises as soon as reasonably possible at Landlord's expense (unless the damage or destruction was caused by the negligence or willful misconduct of Tenant, its employees, agents, contractors or invitees, in which event Tenant shall pay all costs of rebuilding or restoration), and this Lease shall continue in full force and effect, or (b) terminate this Lease, in which event Landlord shall give written notice to Tenant within sixty (60) days following the event of damage or destruction of Landlord's election to terminate this Lease as of the date of the event of damage or destruction, and if the damage or destruction was caused by the negligence or willful misconduct of Tenant, its employees, agents, contractors or invitees, Tenant shall be liable therefor to Landlord.

                  Section 11.4. TENANT'S ELECTION. Notwithstanding anything to the contrary contained in this Article 11, Tenant may elect to terminate this Lease in the event the Premises are damaged or destroyed and, in the reasonable opinion of Landlord's architect or construction consultant, the repair or restoration of the Premises cannot be substantially completed within three hundred sixty (360) days, or cannot be commenced within one hundred eighty (180) days following the event of damage or destruction. Tenant's election shall be made by written notice to Landlord given within ten (10) days following Tenant's receipt from Landlord of the estimate of the time required to complete the repair or restoration of the Premises which Landlord shall deliver within thirty
(30) days after the occurrence of the event of damage or destruction. If Tenant does not deliver such notice within such ten-day period, Tenant may not later terminate this Lease even if substantial completion of the rebuilding or restoration occurs subsequent to such 360-day period, provided that Landlord is proceeding with diligence to rebuild or restore the Premises and has commenced such rebuilding and restoration within the 180-day period provided for above. If Tenant delivers such notice within such ten-day period, this Lease shall terminate as of the date of occurrence of the event of damage or destruction.

                  Section 11.5. END OF TERM. Notwithstanding anything to the contrary contained in this Article 11, in the event that the Premises, the Building and/or the Project are damaged or destroyed in whole or in part from any cause during the last twelve (12) months of the Term, Landlord, at Landlord's option, may terminate this Lease as of the date of the event of damage or destruction by giving written notice to Tenant of Landlord's election to do so within thirty (30) days following the event of such damage or destruction. If Tenant has been granted an option to extend or renew the Term pursuant to any other provision of this Lease, then, unless otherwise permitted herein, Landlord shall not be entitled to terminate this Lease by reason of such damage or destruction during the last twelve (12) months of the Term if Tenant exercises its option to extend or renew in accordance with this Lease within twenty (20) days following the date of occurrence of the event of damage or destruction.

                  Section 11.6. ABATEMENT OF RENTALS. If Landlord is required or elects to rebuild or restore the Premises pursuant to this Article 11, the then-current Monthly Base Rent, Excess Taxes and Excess Insurance Costs shall be proportionately reduced during the period of repair or restoration, based upon the extent to which the damage or making of repairs interferes with Tenant's business conducted in the Premises, as reasonably determined by Landlord, but only to the extent of any rental loss insurance proceeds received by Landlord with respect to such damage or destruction to the Premises. All other obligations of Tenant under this Lease shall continue unaffected.

                  Section 11.7. LIABILITY FOR PERSONAL PROPERTY. In no event shall Landlord have any liability for, nor shall Landlord be required to repair or restore, any injury or damage to any Alterations made by Tenant, trade fixtures, equipment, merchandise, furniture or any other property installed by Tenant or at the expense of Tenant. If Landlord or Tenant do not elect to terminate this Lease pursuant to this Article 11, Tenant shall promptly rebuild or restore all such property to the condition existing immediately prior to the event of damage or destruction.

                  Section 11.8. WAIVER OF CERTAIN REMEDIES. Landlord and Tenant acknowledge that the rights and obligations of the parties in the event of the damage or destruction of the Premises are as set forth in this Article 11. Tenant hereby expressly waives any rights to terminate this Lease upon damage or destruction of the Premises, except as specifically provided by this Lease, including, without limitation, any rights pursuant to the provisions of Sections 1932(2) and 1933(4) of the California Civil Code, as amended, or any other, similar provisions of law.

                           ARTICLE 12 - EMINENT DOMAIN

                  Section 12.1. TAKING OF PREMISES. If all or any portion of the Premises shall be taken by any public or quasi-public authority as a result of the exercise of the power of eminent domain (which shall include a voluntary sale or transfer by Landlord of all or any portion of the Premises under threat of condemnation), this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking which, in the reasonable judgment of Tenant, materially impairs Tenant's ability to conduct its business on the remainder of the Premises, Tenant shall have the right to terminate this Lease as to the remainder of the Premises by written notice given to Landlord within thirty (30) days after the date of such taking. If a material portion of the Building or the Project is taken or if substantial alteration or reconstruction of the Premises, the Building and/or the Project will, in Landlord's reasonable judgment, be necessary or desirable as a result of such condemnation or taking, Landlord may terminate this Lease by written notice given to Tenant within thirty (30) days after the date of such taking.

                  Section 12.2. TEMPORARY TAKING. If all of the Premises shall be temporarily condemned or taken for governmental occupancy for a period of more than one (1) year, this Lease shall terminate as of the date of taking, and Landlord shall be entitled to any and all compensation, damages, income, rent and awards in connection therewith. In the event of a temporary taking for a period of one
(1) year or less, this Lease shall remain in full force and effect, and all compensation awarded as a result of such taking during the term of this Lease (regardless of whether such temporary taking lasts for less or more than one (1) year) shall be payable to Tenant.

                  Section 12.3. ABATEMENT OF RENT. If any portion of the Premises shall be taken in eminent domain and this Lease shall not be terminated as provided in this Article 12, as of the date of the taking, the Monthly Base Rent, the Excess Taxes and Excess Insurance Costs shall be reduced in the same proportion that the rentable area of that portion of the Premises so taken bears to the original rentable area of the Premises.

                  Section 12.4. CONDEMNATION AWARD. Except as otherwise provided in Section 12.2 above, in the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, and any interest therein whatsoever which may be paid or made in connection therewith; provided, however, that Tenant may make a separate petition, if such a separate petition is permitted, for the cost of its moving expenses and the value of its personal property (whether or not affixed to the Premises). In no event shall Tenant be entitled to receive any award for any "bonus value" of this Lease or otherwise attributable to the value of Tenant's interest under this Lease or in or to the Premises. Each party hereby waives the provisions of California Code of Civil Procedure Sections 1265.120 and 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

                             ARTICLE 13 - INSURANCE

                  Section 13.1. LIABILITY INSURANCE. Tenant, at its sole cost and expense, shall procure and maintain in full force and effect throughout the Term (a) a policy of commercial general liability insurance in the minimum amount of not less than Five Million Dollars ($5,000,000.00) combined annual aggregate limits for bodily injury and property damage (with no lower per occurrence limits), including contractual liability and personal injury coverage, insuring Tenant against any liability arising out of or in connection with Tenant's use, occupancy and/or maintenance of the Premises, the Building or the Project, or arising out of this Lease, and (b) commercial automobile insurance in the minimum amount of Two Million Dollars ($2,000,000) combined single limit coveting all owned, non-owned or leased vehicles on or about the Premises and Project. Such commercial general liability insurance shall name Landlord, Landlord's mortgagee (of whom Tenant has been notified), if any, and Landlord's property manager (of whom Tenant has been notified), if any, as additional insureds, shall specifically include the liability assumed hereunder by Tenant (provided, however, that the amount of such insurance shall not be construed to limit the liability of Tenant hereunder), and shall provide that it is primary insurance and not "excess over" or contributory with any other insurance in force for or on behalf of Landlord. The policy shall eliminate cross-liability and shall contain a severability of interest clause. Landlord shall have the right, periodically during the Term, but not more frequently than once each twelve (12) months, to require that Tenant increase the minimum liability limits specified in this Section to an amount equal to the then-prevailing minimum liability limits required by prudent landlords of comparable office buildings in Menlo Park/Palo Alto, California area, as determined by Landlord in its reasonable judgment.

                  Section 13.2. TENANT'S PROPERTY INSURANCE. Tenant, at its sole cost and expense, shall procure and maintain in full force and effect throughout the Term a policy of "all risk" property insurance, with theft, vandalism and malicious mischief endorsements, covering any Alterations and Tenant's trade fixtures, equipment, fixtures, furnishings and other personal property located in or on the Premises, to the extent of at least full replacement cost thereof, without any deduction for depreciation, and with a stated value endorsement specifying an amount not less than the actual replacement cost thereof. Such property insurance shall include "loss of rents" coverage sufficient to cover Tenant's obligation to pay Monthly Base Rental and other amount payable under this Lease for a twelve (12) month period. In the event that Tenant shall suffer an insurable loss under such policy, the proceeds from any such policy shall be used by Tenant for the replacement or restoration of such Alterations, trade fixtures, equipment, inventory, fixtures, furnishings and personal property.

                  Section 13.3. TENANT'S ADDITIONAL INSURANCE. Tenant, at its sole cost and expense, shall also procure and maintain in full force and effect throughout the Term such additional insurance with such forms of coverage and in such amounts as Landlord shall reasonably require, including, without limitation, workers' compensation and employers' liability coverage as required by law.

                  Section 13.4. INSURANCE CRITERIA. All insurance required to be maintained by Tenant under this Lease shall (a) be issued by insurance companies authorized to do business in the State of California (or if not so authorized, reasonably approved by Landlord in writing) with a financial rating of at least a A-VIII or better as rated in the most recent edition of "Best's Insurance Guide"; (b) be issued as a primary policy; and (c) contain an endorsement requiring not less than thirty (30) days' written notice from the insurance company to Landlord and to Landlord's mortgagee before cancellation of any such policy, except in the case of nonpayment, in which event such policy may be cancelled upon ten (10) days' prior written notice.

                  Section 13.5. EVIDENCE OF COVERAGE. Tenant shall deposit with Landlord, at the commencement of the Term, and on renewal of each policy not less than twenty (20) days prior to expiration of such policy, a certified copy of each insurance policy required to be carried by Tenant hereunder, or a certificate of insurance as to such policy, together with evidence of payment of premiums.

                  Section 13.6. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waives any and all rights of recovery against the other party for loss of or damage to such waiving party or its property, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. To the extent that such insurance endorsement is available at no or nominal additional premium charge and does not adversely affect the ability of such party to obtain such insurance, Landlord and Tenant each agree to obtain for the benefit of the other party in the insurance policies carried by the first party a waiver of any right of subrogation which any insurer of the party may acquire.

                         ARTICLE 14 - WAIVER; INDEMNITY

                  Section 14.1. WAIVER OF LIABILITY. Landlord shall not be liable for, and Tenant hereby waives all claims against Landlord with respect to, any death or injury of any nature whatsoever that may be suffered or sustained by Tenant or any employee, licensee, invitee, guest, agent or customer of Tenant or any other person, from any causes whatsoever; or for any loss or damage or injury to any property outside or within the Premises belonging to Tenant or its employees, agents, customers, licensees, invitees, guests or any other person, except to the extent that, in either event, such injury or damage is caused by the gross negligence or willful misconduct of Landlord, its employees or agents. Without limiting the generality of the waiver of liability contained in this Section, Landlord shall not be liable for any damage of any nature whatsoever to persons or property caused by explosion, fire or theft; by breakage of any sprinkler, drainage or plumbing systems; by failure for any cause to supply adequate drainage; by the interruption of any utility or other service; by steam, gas, water, rain or other substances leaking, issuing or flowing into any part of the Premises; by acts of God or the elements, acts of public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority; by repair, maintenance or alteration of any part of the Building or the Project (including any repair, maintenance or work of construction performed by Tenant), or by anything done or omitted to be done by any tenant, occupant or person in the Building or the Project, except to the extent that any of the foregoing shall be caused by the gross negligence or willful misconduct of Landlord, its employees or agents. Notwithstanding the foregoing, in no event shall Landlord be liable or responsible in any way for any loss of business by Tenant, lost profits of Tenant or any other consequential damages of Tenant or its employees, agents, customers, licensees, invitees, guests or any other person, regardless of the cause therefor.

                  Section 14.2. TENANT'S INDEMNITY. Tenant shall indemnify, defend and hold Landlord, its employees, agents and contractors, harmless from and against any and all losses, costs, claims, damages, liabilities or causes of action (including attorneys' fees) arising out of or in any way connected with:
(a) Tenant's use or occupancy of the Premises or the conduct of Tenant's business thereon, or any activity, work or other thing done, permitted or suffered by Tenant in or about the Premises, the Building or the

Project, except to the extent caused by the gross negligence or willful misconduct of Landlord, its employees or agents; (b) any damage to any property, or injury, illness or death of any person occurring in, on, or about the Premises, or any part thereof, arising at any time and from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord, its employees or agents; (c) any damage to any property or injury, illness or death of any person occurring in, on, or about any part of the Building or the Project other than the Premises, to the extent such damage, injury, illness or death shall be caused in whole or in part by the negligence or willful misconduct of Tenant, its agents, employees, invitees, licensees or customers; and (d) arising out of Tenant's breach of the provisions of this Lease. The provisions of this Section shall survive the termination of this Lease.

                              ARTICLE 15 - DEFAULT

                  Section 15.1. EVENTS OF DEFAULT. In addition to any other event specified in this Lease as an event of default, the occurrence of any one or more of the following events shall constitute a default under this Lease by
Tenant:

                  (a) Tenant's failure to pay when due any Monthly Base Rent, Excess Taxes. Excess Insurance Costs, Excess Utility Charges or any other amounts that Tenant is obligated to pay to Landlord pursuant to this Lease; provided, however, on not more than one occasion in any twelve (12) consecutive month period throughout the Term, Tenant's failure to pay rent when due shall not constitute an Event of Default unless such failure shall continue for five
(5) days following written notice thereof from Landlord;

                  (b) Tenant's failure to perform any other covenant, agreement or obligation of Tenant contained in this Lease within thirty (30) days following Landlord's written notice thereof to Tenant;

                  (c) Tenant's abandonment of the Premises, or Tenant's vacation of the Premises without providing adequate security for the Premises;

                  (d) Tenant's making of any general assignment for the benefit of creditors; or the commencement and continuation for at least thirty
(30) days of any case, action or proceeding by, against or concerning Tenant under the Bankruptcy Code or any other federal or state bankruptcy, insolvency or debtor's relief law or otherwise seeking Tenant's financial reorganization or an arrangement with any of Tenant's creditors;

                  (e) Appointment of receiver, trustee or other person to take possession of substantially all of Tenant's assets;

                  (f) Commencement of proceedings for winding up or dissolving (whether voluntary or involuntary) Tenant, if Tenant is a corporation, partnership or limited liability company;

                  (g) Levy of a writ of attachment or execution on Tenant's interest under this Lease, if such writ continues for a period of thirty (30) days; and

                  (h) Assignment of this Lease or any interest hereunder, or sublease of all or any portion of this Premises, in violation of the provisions of Article 10 of this Lease.

                  Section 15.2. LANDLORD'S REMEDIES. If a default by Tenant under this Lease shall occur, in addition to any other rights and remedies available to Landlord at law or in equity (including, without limitation, the provisions of Section 1951.4 of the California Civil Code or any successor statutory provision), Landlord at any time thereafter shall have the right to give a written notice of termination of this Lease to Tenant, and on the date specified in such notice (which shall be not less than three (3) days after the giving of such notice), Tenant's right to possession of the Premises and this Lease shall terminate, unless on or before such date all arrears of Monthly Base Rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by Landlord with respect to such default shall have been paid by Tenant, and any other breaches of this Lease by Tenant at that time existing shall have been fully remedied to the satisfaction of Landlord. If Landlord shall terminate this Lease pursuant to the provisions of this Section, Landlord shall have all the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code or any successor statutory provision. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law, Landlord may recover from Tenant: (a) the worth at the time of award of all unpaid rent which had been earned at the time of termination; (b) the worth at the time of award of the amount by which all unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which all unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, without limitation, attorneys' fees and costs; brokerage commissions; the cost of alterations, additions, improvements, renovations, refurbishment and repair of the Premises; the cost of removal and storage of Tenant's trade fixtures, equipment, fixtures, furnishings and other personal property located in the Premises; and the unamortized portion, as of the date of termination of this Lease, of any Tenant Improvements constructed or installed by Landlord at its expense (as amortized over the Term with interest thereon at the Interest Rate). The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above shall be computed by allowing interest at the Interest Rate. The worth at the time of award of the amount referred to in clause (c) above shall be computed by discounting such amount at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                  Section 15.3. LATE CHARGES; INTEREST. Tenant acknowledges that late payment by Tenant to Landlord of Monthly Base Rent, Excess Expenses, Excess Taxes, Excess Insurance Costs, Excess Utility Charges or any other amounts payable by Tenant to Landlord under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any indebtedness secured by an encumbrance covering the Premises. Therefore, if any such amount due from Tenant is not received by Landlord within seven (7) days after the same shall become due and payable, Tenant shall pay to Landlord on demand an additional sum equal to five percent (5%) of the overdue amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of such late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. In addition, each installment of Monthly Base Rent and any other amount payable by Tenant to Landlord under this Lease which shall not have been paid within seven (7) days after the same shall have become due and payable shall bear interest at the Interest Rate from the date that the same became due and payable until paid, whether or not any demand shall be made therefor.

                  Section 15.4. LEASE CONTINUES UNTIL TERMINATION. In the event of a default by Tenant, this Lease shall continue in effect for so long as Landlord shall not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

                  Section 15.5. RELETTING PREMISES. In the event of a default by Tenant, Landlord, at Landlord's election, may re-enter the Premises and, without terminating this Lease, at any time and from time to time, relet the Premises or any portion thereof for the account and in the name of Tenant. Landlord, at Landlord's election, may eject Tenant or any of Tenant's assignees, sublessees or any other person claiming any right in or through this Lease. Tenant shall nevertheless pay to Landlord on the dates specified in this Lease all amounts payable by Tenant to Landlord under this Lease, plus Landlord's costs and expenses in connection therewith, less the proceeds of any sublease or reletting. No act by or on behalf of Landlord under this Section shall constitute a termination of this Lease unless Landlord gives Tenant written notice of termination as provided in Section 15.2. Notwithstanding any prior reletting without termination, Landlord may later elect to terminate this Lease by reason of such default by Tenant.

                  Section 15.6. CURE BY LANDLORD. If Tenant shall fail to pay any amount payable by Tenant to Landlord hereunder or shall fail to perform any other covenant, agreement or obligation of Tenant hereunder and such failure shall continue for thirty (30) days after notice thereof by Landlord, then Landlord may, but shall not be obligated to, and without waiving or releasing Tenant from any obligation, make any such payment or perform any such covenant, agreement or obligation on Tenant's behalf. All sums so paid by Landlord and all costs incurred by Landlord in taking such action shall be paid to Landlord on demand, together with interest thereon at the Interest Rate until the date of payment. In addition to all other rights and remedies of Landlord, Landlord shall have the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of rent.

                  Section 15.7. LANDLORD'S DEFAULT. In no event shall Landlord be deemed to be in default under this Lease unless and until Landlord shall have defaulted in the performance of its obligations under this Lease and Tenant shall have given Landlord written notice of the default and, within a reasonable period of time following Landlord's receipt of such notice, but in no event less than thirty (30) days nor more than forty-five (45) days following Landlord's receipt of such notice, Landlord shall not commence diligently to prosecute the cure of such default to completion. In the event of any alleged default on the part of Landlord under this Lease, Tenant shall give notice by registered mail to any beneficiary or mortgagee under a deed of trust or mortgage encumbering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such shall be necessary to effect a cure.

                  Section 15.8 REMEDIES CUMULATIVE. The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity by statute or otherwise.

                  Section 15.9.     SECURITY DEPOSIT.

                  (a) Concurrently with Tenant's execution of this Lease, Tenant shall deliver to Landlord an unconditional, irrevocable, transferable letter of credit in the stated amount of Six Hundred Seventy-Six Thousand One Hundred Dollars ($676,100) issued by a bank approved by Landlord in favor of Landlord as beneficiary, for the term provided for below and otherwise in form and substance satisfactory to Landlord ("Letter of Credit"). The Letter of Credit shall be issued for an initial term of one year following the date of this Lease, and Tenant shall cause the Letter of Credit to be renewed for successive twelve-month periods throughout the Term not less than thirty (30) days prior to each expiration date of the Letter of Credit, until Tenant shall have the right to reduce the amount of the Letter of Credit as provided in subparagraph (b) below. The Letter of Credit shall entitle Landlord to draw the entire stated amount thereof upon presentation of a sight draft in the amount of the draw. The Letter of Credit shall be held by Landlord as security for the faithful performance by Tenant of all of the covenants, agreements and obligations under this Lease to be performed by Tenant during the Term. If Tenant shall fail to pay Monthly Base Rental or other amounts payable by Tenant to Landlord under this Lease, or if Tenant shall otherwise default with respect to any provision of this Lease after the expiration of any applicable cure period, Landlord shall have the right, but shall not be obligated, to draw the entire stated amount of the Letter of Credit and to hold the proceeds thereof as a cash security deposit ("Security Deposit"), and to use, apply or retain all or any portion of the Security Deposit for the payment of rental or any other amount which Landlord may expend or become obligated to expend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If Landlord shall make any draw upon the Letter of Credit and apply such draw to the cure of any default, Tenant shall, within ten (10) days after Landlord's written demand therefor, deposit with Landlord a replacement, additional or amended Letter or Letters of Credit in the same form (including total stated amount and issuer) as the Letter of Credit drawn upon by Landlord. If Landlord shall so use or apply any portion of any cash Security Deposit held by Landlord. Tenant shall, within ten (10) days after Landlord's written demand therefor, deposit cash with Landlord in the amount so used or applied by Landlord. Landlord shall not be required to keep any Security Deposit separate from Landlord's other funds, and Tenant shall not be entitled to any interest on any Security Deposit. Landlord shall return the Letter of Credit, any Security Deposit, and/or any balance thereof not applied in accordance with the provisions of this Lease, to Tenant within thirty (30) days following the expiration of this Lease and after Tenant has surrendered the Premises to Landlord in the condition required under this Lease. In the event that Landlord shall transfer its interest in the Premises, Landlord shall transfer the Letter of Credit (to the extent transferable) and/or any funds then held by Landlord on account of any cash Security Deposit to Landlord's transferee, and Landlord shall thereupon be released from all liability to Tenant for return of the Letter of Credit and/or cash Security Deposit.

                  (b) If a default by Tenant under this Lease after the expiration of any applicable cure period shall not have occurred at any time prior to such time, effective not earlier than the first day of the fourth year of the Term, Tenant shall have the right to cause the stated amount of the Letter of Credit to be reduced to Three Hundred Forty-Two Thousand Two Hundred Dollars ($338,100) by delivering to Landlord an amendment to the Letter of Credit then held by Landlord acceptable to Landlord, or by delivering to Landlord a new Letter of Credit in such lesser stated amount, but otherwise in the same form as the Letter of Credit then held by Landlord. Such Letter of Credit, and any amounts drawn thereunder, shall otherwise be held by Landlord on all of the terms and provisions of subparagraph (a) above.

                           ARTICLE 16 - SUBORDINATION

                  Section 16.1. SUBORDINATION OF LEASE. This Lease shall be subject and subordinate at all times to the lien of all mortgages and deeds of trust in any amount or amounts whatsoever (including all advances thereunder, renewals, replacement, modifications, supplements, and extensions thereof) now or hereafter placed on or against the Premises, the Building or the Project, or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed on the part of Tenant to effectuate such subordination. Tenant agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of any such mortgages or deeds of trust as may be required by Landlord, provided that each mortgagee or beneficiary under any such mortgage or deed of trust, or purchaser or grantee in respect thereof, shall agree, in a commercially reasonable non-disturbance agreement, not to terminate or disturb Tenant's possession of the Premises under this Lease in the event of termination of such ground or underlying lease or foreclosure of such mortgage or deed of trust or deed in lieu thereof, as the case may be, so long as Tenant is not in default under this Lease beyond any applicable cure period under this Lease. In the event of the foreclosure of any mortgage or deed of trust encumbering the Premises, the Building or the Project, or on or against Landlord's estate or interest therein, or in the event of a deed-in-lieu of foreclosure thereof, Tenant shall be bound to any such mortgagee or beneficiary under any such mortgage or deed of trust, or any other purchaser or grantee in foreclosure or under a deed-in-lieu thereof, and Tenant hereby attorns to any such party as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon such party's succeeding to Landlord's interest under this Lease.

                  Section 16.2. SUBORDINATION OF DEED OF TRUST. Notwithstanding anything to the contrary set forth above, any mortgagee or beneficiary under any mortgage or deed of trust may at any time subordinate its mortgage or deed of trust to this Lease in whole or in part, without Tenant's consent, by execution of a written document subordinating such mortgage or deed of trust to this Lease to the extent set forth in such document, and thereupon this Lease shall be deemed prior to such mortgage or deed of trust to the extent set forth in such document without regard to their respective dates of execution, delivery and/or recording. In that event, to the extent set forth in such document, such mortgage or deed of trust shall have the same rights with respect to this Lease as would have existed if this Lease had been executed, and a memorandum thereof recorded, prior to the execution, deliver and recording of the mortgage or deed of trust.

                  Section 16.3. APPROVAL BY MORTGAGEES. Tenant hereby acknowledges that the provisions of this Lease may be subject to the approval of any lender that may hereafter make a loan secured by a mortgage or deed of trust on the Premises, the Building or the Project. If such lender shall require, as a condition to such financing, any modifications of this Lease in order to protect the security of such mortgage or deed of trust, at Landlord's request, Tenant agrees to execute appropriate amendments to this Lease to effect such modifications; provided, however, that no such modification shall change the size, location or dimension of the Premises or increase the amount of the rent or other amounts payable by Tenant under this Lease or otherwise materially, adversely affects any of Tenant's rights or obligations under this Lease.

                         ARTICLE 17 - ENTRY BY LANDLORD

                  Landlord shall have the right to enter the Premises at reasonable hours and after reasonable notice (except in the event of an emergency in which event no notice shall be required) to: (a) inspect the Premises; (b) exhibit the same to prospective purchasers, lenders or tenants;
(c) determine whether Tenant is complying with all of its obligations hereunder;
(d) provide any service to be provided by Landlord to Tenant hereunder; (e) post notices of non-responsibility and "for sale" and "for lease" signs; and (f) make repairs required of Landlord under the terms hereof or make repairs to any adjoining space or make repairs, alterations or improvements to any other portion of the Building or the Project. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by such entry, provided that Landlord takes reasonable steps to minimize the interference with Tenant's use and enjoyment of the Premises. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas agreed upon in writing by Tenant and Landlord prior to the date of execution of this Lease by the parties). Landlord shall have the right to use any and all means which Landlord may deem appropriate to open such doors in an emergency in order to obtain entry to the Premises, and no entry to the Premises obtained by Landlord by any of such means shall under any circumstance be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

                       ARTICLE 18 - OPTION TO EXTEND TERM

                  Section 18.1. OPTION. Subject to the provisions of Section
18.2 below, Landlord hereby grants to Tenant the option to extend the Term hereof for one (1) additional five (5) year period ("Option Term") following expiration of the initial Term specified in the Basic Lease Information ("Initial Term"), on all of the terms and conditions contained herein, except that Monthly Base Rent shall be as provided below and that Tenant shall have no further option to extend the Term. Tenant shall have the right to exercise the such option by giving written notice of exercise of the option ("Option Notice") to Landlord not less than twelve (12) months prior to the expiration of the Initial Term. Notwithstanding the foregoing, if Tenant shall be in default under this Lease beyond all applicable cure periods on the date of giving the Option Notice, Tenant shall have no right to extend the Term and, at Landlord's option, this Lease shall expire at the end of the Initial Term; and if Tenant shall be in default under this Lease beyond all applicable cure periods on the date the Option Term is to commence, the Option Term shall not commence and, at Landlord's option, this Lease shall expire at the end of the Initial Term. The Monthly Base Rent for the Option Term shall be equal to the Fair Market Rental (as hereinafter defined) of the Premises at the commencement of the Option Term. As used in this Lease, the word "Term" shall mean the Term as the same may be extended pursuant to the provisions of this
Article 18, as applicable.

                  Section 18.2. LANDLORD'S USE. Notwithstanding the provisions of Section 18.1 above, if Landlord or any affiliate of Landlord shall require the use of the Premises at any time subsequent to the Initial Term for its own occupancy, then Tenant shall not have the right to extend the Term of this Lease for the Option Term, and the Term of this Lease shall expire at the end of the Initial Term. If Landlord or any affiliate of Landlord shall so require the use of the Premises, Landlord shall give to Tenant written notice of such fact not later than fifteen (15) months prior to the end of the Initial Term.

                  Section 18.3. FAIR MARKET RENTAL.

                  (a) "Fair Market Rental" shall mean the monthly full service rental being charged for comparable space in comparable office buildings in the Menlo Park/Palo Alto, California area as of the date of commencement of the Option Term, with similar amenities, taking into consideration the size, location, proposed term of the lease, extent of services to be provided, the time that the particular rate under consideration became or is to become effective, and other relevant factors; provided, however, that Monthly Base Rent shall in no event be less than the Monthly Base Rent which was in effect immediately prior to the date of commencement of the Option Term. Within thirty
(30) days following receipt of the Option Notice, Landlord shall give to Tenant written notice of Landlord's estimation of Fair Market Rental. If Tenant shall not agree with such estimation of Fair Market Rental, Landlord and Tenant shall negotiate in good faith to agree upon the Fair Market Rental for a period of forty-five (45) days following the date of Landlord's notice to Tenant. If Landlord and Tenant shall be unable to agree upon the Fair Market Rental within such period of time, Fair Market Rental shall be determined pursuant to the arbitration procedure set forth in this Article 18. In the event that such arbitration not have been concluded prior to the date of commencement of the Option Term, Tenant shall continue to pay as Monthly Base Rent hereunder, until the Fair Market Rental has been determined by arbitration, the Monthly Base Rent payable with respect to the month immediately preceding the commencement of the Option Term. After the Fair Market Rental has been determined by arbitration, then any adjustment required to adjust the amount previously paid shall be made by payment by Tenant to Landlord within ten (10) days after such determination of Fair Market Rental

                  (b) In the event that Landlord and Tenant shall be unable to agree upon Fair Market Rental within the period of time specified in subparagraph (a) above, within ten (10) days thereafter, each of the parties shall select a commercial real estate broker from a recognized real estate brokerage firm having offices in Palo Alto or San Jose, California, who has at least five (5) years' full-time commercial real estate brokerage experience and who is familiar with the Fair Market Rental of commercial office space in comparable office buildings in Menlo Park/Palo Alto, California area, and shall give written notice of such selection to the other party specifying therein the name and address of the person to act as the arbitrator on such party's behalf. If either party shall fail to notify the other party of its appointment of a broker having such qualifications within or by the time specified, then the broker appointed by the other party shall make the sole determination of Fair Market Rental of the Premises, and such determination shall be binding upon the parties.

                  (c) The Fair Market Rental shall be determined by the two brokers appointed by the parties in accordance with the following procedures. Within thirty (30) days following the appointment of the brokers by the parties, each of the brokers shall state in writing his determination of the Fair Market Rental supported by the reasons therefor and shall provide copies to each party. If such determinations do not differ by more than ten percent (10%), the Fair Market Rental shall be the average of the two determinations. If such determinations differ by more than ten percent (10%) and the two brokers are subsequently unable to agree upon the Fair Market Rental, the two brokers shall appoint a third broker, who shall be a competent and impartial person with qualifications similar to those required of the first two brokers. If the two brokers are unable to agree upon such appointment within ten (10) days following their determinations of Fair Market Rental, then either Landlord or Tenant, on behalf of both parties, may request appointment of such a qualified person by the Presiding Judge of the San Mateo County Superior Court acting in his individual capacity. Following appointment of the third broker, he shall promptly make his determination of Fair Market Rental in the manner provided above, and the average of the three determinations shall constitute the Fair Market Rental. If, however, the low determination of Fair Market Rental and/or the high determination of Fair Market Rental are more than ten percent (10%) lower and/or higher than the middle determination, any such low determination and/or high determination shall be disregarded. If only one determination is more than ten percent (10%) above or below the middle determination, such that only one determination needs to be disregarded, the remaining two determinations shall be added together and their total divided by two; the resulting quotient shall be the Fair Market Rental. If both the low determination and the high determination are disregarded, then the middle determination shall establish the Monthly Base Rent for the Premises for the Option Term and shall be final and binding upon the parties.

                  (d) In the event of a failure, refusal or inability of any broker to act, his successor shall be appointed by him, but in the case of the third broker, his successor shall be appointed in the same manner as that set forth herein with respect to the appointment of the original third broker. The brokers shall make the final determination of Fair Market Rental not later than sixty (60) days prior to the commencement of the

Option Term. Each party shall pay the fees and expenses of its respective broker and both shall pay one-half (1/2) of the fees and expenses of the third broker. Attorneys' fees and expenses of counsel shall be paid by the respective party engaging such counsel.

                           ARTICLE 19 - MISCELLANEOUS

                  Section 19.1. HOLDING OVER. If Tenant shall remain in possession of the Premises after the expiration or earlier termination of this Lease with the written consent of Landlord, such occupancy shall be a tenancy from month-to-month and all of the terms, covenants and agreements hereof shall otherwise continue to apply and bind Tenant so long as Tenant shall remain in possession, except that the Monthly Base Rent shall be one hundred fifty percent (150%) of the Monthly Base Rent payable for the last month of the Term, prorated on a daily basis for each day that Tenant remains in possession. If Tenant shall remain in possession of the Premises after the expiration or earlier termination of this Lease without the written consent of Landlord, Tenant shall indemnify, defend and hold Landlord harmless against any and all claims, losses and liabilities for damages resulting from failure to surrender possession, including, without limitation, any claims made by any succeeding tenant.

                  Section 19.2. LANDLORD'S INTEREST. The term "Landlord" as used herein shall mean only the owner or owners at the times in question of fee title to the Premises. In the event of a sale, conveyance or assignment by Landlord of Landlord's interest in the Premises, the Building or the Project, Landlord shall be relieved, from and after the date of such sale, conveyance or assignment, of any liability thereafter accruing upon any of the agreements, obligations or covenants of Landlord under the Lease, and for such future period Tenant agrees to look solely to the successor-in-interest of Landlord in and to this Lease, provided that any funds in the hands of Landlord, in which Tenant has an interest, shall be delivered to such successor-in-interest. This Lease shall not be affected by any such sale, conveyance, or assignment, however, and Tenant agrees to attorn to the purchaser or assignee, such attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties to this Lease.

                  Section 19.3. QUIET ENJOYMENT. Landlord hereby covenants in favor of Tenant that, provided that Tenant shall pay all rent and perform all other covenants, agreements and obligations of Tenant under this Lease, Tenant shall have and enjoy quiet possession of the Premises throughout the Term without any hindrance or interruption by Landlord or any person lawfully claiming by, through or under Landlord, subject to the terms and conditions of this Lease and any mortgage or deed of trust to which this Lease is subject and subordinate.

                  Section 19.4. LANDLORD'S LIABILITY. The liability of Landlord under this Lease or otherwise in connection with the Premises or the Building shall be limited to Landlord's interest in the Project, and in no event shall any other assets of Landlord or any assets of any constituent partner or member of Landlord be subject to any liability arising out of or in connection with this Lease, the Premises, the Building or the Project.

                  Section 19.5. NO MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, either terminate any or all existing subleases or operate as an assignment to Landlord of any or all of such subleases.

                  Section 19.6. SURRENDER OF PREMISES. At the expiration of the Term or upon earlier termination of this Lease, Tenant shall surrender to Landlord possession of the Premises, in the same condition as received, reasonable wear and tear excepted. Tenant shall have the right to remove from the Premises any of Tenant's movable partitions, trade fixtures, furnishings, fixtures or equipment which may be removed without causing damage to the Premises, and shall remove any Alterations and any other alterations, additions or improvements, trade fixtures, equipment or furnishings which Landlord shall have directed to be removed, and shall promptly repair any damage to the Premises caused by such removal. Any personal property of Tenant not removed from the Premises shall, to the extent permitted by law, be deemed to have been abandoned by Tenant and shall thereupon become the property of Landlord.

                  Section 19.7. ESTOPPEL CERTIFICATE. At any time and from time to time, but in no event later than ten (10) days' following a request therefor by Landlord, Tenant shall execute, acknowledge and deliver to Landlord, a certificate certifying: (a) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises, and specifying the reasons therefor); (b) the commencement and expiration dates of this Lease; (c) whether there are then existing any defaults by Tenant or Landlord in the performance of its obligations under this Lease (and, if so, specifying the same); (d) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification); (e) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of Tenant; (f) the date, if any, to which rent and other sums payable hereunder have been paid; (g) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in the certificate; (h) the amount of any security deposit and prepaid rent; and (i) such other matters as Landlord may request. Any such certificate may be relied upon by any prospective purchaser of, or any existing or prospective mortgagee or beneficiary under any deed of trust affecting, the Building, the Project or any part thereof.

                  Section 19.8. NO LIGHT, AIR OR VIEW EASEMENT. Nothing contained in this Lease shall grant to or confer upon Tenant any right to receive any particular amount or level of light, air or view from the Premises. Any diminution in or shutting off of light, air or view by any structure which is now or may hereafter be erected in the Project or on other lands adjacent to the Building shall in no way affect this Lease or impose any liability upon Landlord. Noise, dust or vibration or other incidents to new construction of improvements on lands adjacent to the Building, whether or not owned by Landlord, shall in no way affect this Lease or impose any liability on Landlord.

                  Section 19.9. NOTICES. All notices and other communications which may or are required or permitted to be given by either party to the other hereunder shall be in writing and shall be deemed to have been given upon receipt or refusal of receipt, when personally delivered or transmitted by private nationally recognized overnight courier service, or by deposit in the United States mail, certified or registered, with return receipt requested, postage prepaid, and addressed as follows: prior to the date on which Tenant accepts possession of the Premises, at Tenant's address prior to occupancy set out in the Basic Lease Information, and thereafter to Tenant at the Premises, or to such other place as Tenant may from time to time designate in a written notice to Landlord; to Landlord at the address specified in the Basic Lease Information, or to such other place as Landlord may from time to time designate in a written notice to Tenant.

                  Section 19.10. SUCCESSORS. Subject to the provisions of
Article 10 of this Lease, all of the terms, covenants and conditions contained in this Lease shall be binding upon, and shall inure to the benefit of, the heirs, executors, administrators, successors and assigns of the parties hereto.

                  Section 19.11. ATTORNEYS' FEES. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover court costs and the fees of its attorneys in such action or proceeding (whether at the administrative, trial or appellate levels) in such amount as the court or administrative body may award.

                  Section 19.12. WAIVER. The failure of Landlord or Tenant to exercise their respective rights in connection with any breach by Tenant or Landlord, as applicable, of any provision of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach or violation of the same or any other provision of this Lease. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach or violation by Tenant of any provision of this Lease other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach or violation at the time of acceptance of such rent.

                  Section 19.13. CAPTIONS. The captions and headings of the Articles and Sections in this Lease are for convenience only and shall not in any way limit or be deemed to construe or interpret the terms and provisions of this Lease.

                  Section 19.14. TIME OF ESSENCE. Time is of the essence of this Lease and of all provisions hereof, except as otherwise provided herein.

                  Section 19.15. INTEREST RATE. As used herein, the term "Interest Rate" shall mean a per annum rate of interest equal to three percent (3%) plus the rate most recently announced by Wells Fargo Bank, N.A., at its main office in San Francisco, California, as its "Prime Rate", serving as the basis upon which effective rates of interest are calculated for those loans making reference thereto, but in no event in excess of the maximum applicable usury limitation.

                  Section 19.16. GOVERNING LAW. This Lease shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                  Section 19.17. ENTIRE AGREEMENT. The terms of this Lease are intended by the parties as a final expression of their agreement with respect to such terms as are included in this Lease and shall supersede any prior agreements, memoranda or other written communications regarding this Lease. The parties further intend that this Lease constitutes the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial proceedings, if any, involving this Lease.

                  Section 19.18. INVALIDITY. If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforceable to the full extent permitted by law.

                  Section 19.19. AUTHORITY. If Tenant executes this Lease as a corporation, a partnership or limited liability company, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has full right and authority to enter into this Lease, and that each and all of the persons on behalf of Tenant are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

                  Section 19.20. NO OFFER. No contractual or other rights shall exist between Landlord and Tenant with respect to the Premises until both have executed and delivered this Lease, notwithstanding that Landlord has delivered to Tenant an unexecuted copy of this Lease. The submission of this Lease to Tenant shall not constitute the grant of an option for the Tenant to lease, or otherwise create any interest by Tenant in, the Premises or any other premises in the Building or Project. The execution of this Lease by Tenant and return to Landlord shall not be binding upon Landlord, notwithstanding any time interval, until Landlord has in fact executed and delivered this Lease to Tenant.

                  Section 19.21. NO REPRESENTATIONS OR WARRANTIES. Neither Landlord nor Landlord's members, partners, employees, agents or contractors have made any representations or warranties with respect to the Premises, the Building, the Project or this Lease, except as expressly set forth herein.

                  Section 19.22. BROKERS. Each party hereto represents and warrants that it has dealt with no broker, finder or salesperson in connection with this Lease, other than Landlord's Broker and Tenant's Broker listed in the Basic Lease Information, and each party hereto shall indemnify, defend and hold the other party harmless from and against and all losses, costs, claims, damages, liabilities or causes of action (including attorney's fees) arising out of or relating to any breach of the foregoing representation and warranty or arising out of or relating to any claim made by any broker, finder or salesperson claiming to have dealt with the indemnifying party.

                  Section 19.23. AMENDMENTS. This Lease may not be modified or amended except by an instrument in writing executed by both parties hereto.

                  Section 19.24. NAME. Tenant shall not use the name of the Building or the Project for any purpose other than as an address of the business to be conducted by Tenant in the Premises. The name of the Building and/or the Project may be changed from time to time in Landlord's sole discretion.

                  Section 19.25. SIGNS, DIRECTORY. Tenant shall have the right to place a sign identifying Tenant's occupancy of the Premises on the existing monument sign for the Building, if any, on the Building and in any directory in the Building lobby, in each case subject to Landlord's prior written consent, which consent shall not be unreasonably withheld by Landlord. All signs so consented to by Landlord and placed by Tenant on any monument sign for the Building or upon or in the Building or Premises shall be fabricated and installed by Tenant at its sole cost and expense and shall comply in all respects with size, design, lettering and material guidelines established from time to time by Landlord for the Project. Landlord reserves the right to change or alter such guidelines at such times and for such tenants as Landlord may determine. Tenant shall comply with all applicable statutes, ordinances, rules and regulations of governmental authorities with respect to any such signs.

                  Section 19.26. PARKING. Tenant, at no cost or expense to Tenant, shall have the non-exclusive use of not more than One Hundred Eighty-Four (184) of the parking spaces in the parking areas of the Project for the parking of motor vehicles by Tenant's employees working on the Premises. Landlord shall have the right to relocate such non-exclusive parking spaces from time to time to other parking areas in or adjacent to the Project. Landlord shall have no obligation to monitor or police the use of any parking areas or otherwise to assure Tenant or its employees of the availability of any parking spaces. Notwithstanding the foregoing, Landlord shall from time to time have the right to institute and maintain procedures for controlling the use of the parking areas in the Project, including, without limitation, through the issuance of stickers or badges to be displayed on the vehicles of authorized users of the parking areas. Tenant shall cause its employees to comply with any such procedures instituted and maintained by Landlord from time to time.

                  Section 19.27. BUILDING ACCESS. Landlord shall provide Tenant with Two Hundred Fifty (250) building access cards for the Building at a cost of $10 per card. Tenant shall return all such building access cards to Landlord upon the expiration or early termination of the Term of this Lease. Tenant shall pay to Landlord such charges as Landlord shall impose from time to time with respect to any building access card not returned or damaged.

                  Section 19.28. LANDLORD AMENITIES. Notwithstanding anything to the contrary contained in this Lease, Tenant and its employees shall have the right to use, in common with the Landlord, its employees, agents, and invitees, and any other parties to whom Landlord shall grant such rights (a) the volleyball court, basketball court, picnic tables and lawn area immediately adjacent to the Premises, and (b) the cafeteria located in the Administration Building of the Project during Landlord's hours of operation of the cafeteria from time to time. Tenant's rights under this Section shall be subject to such rules and regulations, and amendments thereto, as Landlord shall promulgate from time to time. In no event shall Landlord be obligated to operate the cafeteria for Tenant's benefit, and Landlord shall have the right to change or reduce Landlord's hours of operation of the cafeteria and to discontinue any cafeteria service entirely, at Landlord's sole option.

                  Section 19.29. CONFERENCE ROOMS. Tenant shall have the right to use the conference room on the first floor of the Administration Building ("Conference Room") from time to time ("Use Periods") during the Term. Tenant shall schedule each such Use Period with Landlord in writing a reasonable period of time in advance of the date of such Use Period, and availability of the Conference Room shall be subject to the prior right of use by Landlord, its employees, agents or invitees and other tenants.

                  (b) Tenant shall pay to Landlord, at the same time and in the same manner as the payment of Monthly Base Rent, a charge calculated in accordance with Section 7.3 above for each Use Period. Landlord shall cause the Conference Room to be unoccupied and available for Tenant's use during the Use Periods. At the end of each Use Period, Tenant shall leave the Conference Room in the same condition as it was prior to such Use Period and shall remove therefrom any garbage or debris created by Tenant and any other parties using the Conference Room during such Use Period.

                  Section 19.30. SECURITY, CUSTOMER SERVICE AREA. If at any time during the Term of this Lease, Landlord shall no longer require the security and customer service area located on the first floor of the Building and not included in the Premises, and shall vacate such security and customer service area, such security and customer service area shall thereupon become a part of the Premises. Landlord and Tenant shall promptly execute and deliver an appropriate amendment to this Lease providing for (a) incorporation of such security and customer service area within the Premises; (b) Tenant's payment of Monthly Base Rent with respect to such security and customer service area at the rental rate then provided for under this Lease with respect to the balance of the Premises, subject to such increases as are provided for under this Lease; (c) an appropriate adjustment to Tenant's Share; and (d) such other reasonable terms and provisions as Landlord and Tenant shall agree upon. In no event shall Landlord be obligated to make any alterations, additions, improvements or repairs to such security and customer service area, and Tenant shall accept possession of such security and customer service area in its "as-is" condition. The security and customer service area consists of 3,672 square feet of rentable area.

                  (b) At Tenant's request and upon Landlord's reasonable approval, Landlord shall caused to be installed a demising wall or door separating such security and customer service area from the Premises. If Landlord shall install such demising wall or door, Landlord shall cause such demising wall or door to be removed following Landlord's vacating such security and customer service area. Landlord and its employees, agents and contractors occupying such security and customer service area shall have the reasonable right to use the restrooms and similar amenities and facilities in the Premises from time to time. Apart from such use, such occupants shall not enter upon the Premises and Tenant, its employees, agents and contractors shall not enter upon such security and customer service area (including through use of the stairway connecting such areas), except in the case of an emergency requiring such access.

                  Section 19.31. ANTENNA. Notwithstanding anything to the contrary contained in this Lease, as long as space is available on the roof of the Building, Tenant, at its sole cost and expense, shall have the right to install, operate and maintain an antenna ("Antenna") on the roof of the Building in a location reasonably approved by Landlord. The size and design specifications for the Antenna, and the manner in which the Antenna shall be installed, shall be subject to the reasonable prior written approval of Landlord. Tenant's installation, operation and maintenance of the Antenna shall be subject to the following terms and conditions:

                  (a) Tenant's right to install, operate and maintain the Antenna shall be subject to all applicable governmental laws, rules and regulations, and any private covenants, conditions, and restrictions and subject to Tenant obtaining all required licenses, permits and approvals of governmental authorities, and Landlord makes no representation or warranty that such laws, rules and regulations, or private covenants, conditions and restrictions allow such installation, operation and maintenance;

                  (b) All costs of installation, operation and maintenance of the Antenna and the connecting cable (including, without limitation, labor costs for routing the cable and costs of obtaining any necessary permits) shall be borne by Tenant;

                  (c) It is expressly understood that Landlord retains the right to use the roof of the Building for any purpose whatsoever and to relocate the Antenna provided that Landlord shall not unreasonably interfere with the use of the Antenna;

                  (d) Tenant shall use the Antenna so as not to cause any interference to Landlord or to other tenants in the Building or Project or with Landlord's or any other tenant's communication equipment and so as not to damage or interfere with the operation of the Building or Project;

                  (e) Landlord shall not have any obligations with respect to the maintenance or repair of the Antenna, and Landlord shall not be responsible for any damage that may be caused to Tenant or to the Antenna by any other tenant in the Building or Project. Landlord makes no representation or warranty that the Antenna will be able to receive or transmit communication signals without interference or disturbance and Tenant agrees that Landlord shall not be liable to Tenant therefor;

                  (f) Tenant shall (i) be solely responsible for any damage caused as a result of the Antenna, including damage to the Building, (ii) promptly pay any tax, license or permit fees charged pursuant to any laws or regulations in connection with the installation, maintenance or use of the Antenna and comply with all precautions and safeguards recommended by all governmental authorities, (iii) pay for all necessary repairs, replacements to or maintenance of the Antenna, and (iv) indemnify, defend and hold Landlord harmless from and against any and all losses, costs, claims, damages, liabilities and causes of action (including attorneys' fees and costs) arising out of or in any way connected with the installation, operation or removal of the Antenna;

                  (g) Tenant shall remove the Antenna and connecting cable at Tenant's expense upon the expiration or earlier termination of the Lease or upon the imposition of any governmental law or regulation which may require removal, and shall repair any damage caused by such removal; and

                  (h) Tenant's rights hereunder with respect to such Antenna shall be non-exclusive and Landlord itself shall have the right, and Landlord may permit others, to install and maintain antenna, satellite dishes and similar facilities on the Building.

                  Section 19.32. EXHIBIT. Attached hereto is EXHIBIT A, which is hereby incorporated herein by reference.

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as the date set forth in the Basic Lease Information.

LANDLORD:                             TYCO ELECTRONICS CORPORATION,
                                      a Pennsylvania corporation

                                      By:
                                             ---------------------------------
                                      Title:
                                             ---------------------------------


TENANT:                               INTERWAVE COMMUNICATIONS, INC.,
                                      a Delaware corporation

                                      By:        [Illegible]
                                             ---------------------------------
                                      Title:       EVP CFO
                                             ---------------------------------

                                  EXHIBIT "A"

                                  FLOOR PLAN

                               showing the layout
                              of the leased space

                                       1